                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_] Confidential, for Use of the
                                              Commission Only (as Permitted by
[_] Preliminary Proxy Statement               Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-12


                              drugstore.com, inc.
               (Name of Registrant as Specified In Its Charter)


                                      N/A
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

                            [LOGO OF DRUGSTORE.COM]

                                                           October 6, 2000

Dear Stockholder:

  You are cordially invited to attend a special meeting of the stockholders of drugstore.com, inc., a Delaware corporation, to be held on Friday, November 10, 2000 at 3:00 PM Pacific time, at the Bellevue Club, Olympic Room C, 11200 Southeast 6th Street, Bellevue, Washington 98004.

  At the special meeting, you will be asked to consider and vote upon a proposal to approve the conversion by the holders of shares of our outstanding Series 1 preferred stock into shares of our common stock.

  The attached Proxy Statement presents the details of this proposal.

  Our board of directors has unanimously approved this proposal and recommends that you vote FOR the proposal's approval and adoption.

  Your participation and vote is important. The adoption of the proposal to approve the conversion of our Series 1 preferred stock to common stock will not be effected without the affirmative vote of at least a majority of the outstanding common stock present, in person or by proxy, and voting at the special meeting.

  For further information regarding the matters to be voted on at the special meeting, I urge you to carefully read the accompanying Proxy Statement, dated October 6, 2000. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact David E. Rostov, Chief Financial Officer of drugstore.com, inc., 13920 Southeast Eastgate Way, Suite 300, Bellevue, Washington 98005; telephone: (425) 372-3200. Even if you plan to attend the special meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope. This will not limit your right to attend or vote at the special meeting.

                                          Sincerely,


                                          /s/ Peter M. Neupert


                                          Peter M. Neupert
                                          Chairman of the Board, President and
                                           Chief Executive Officer

  The accompanying Proxy Statement is dated October 6, 2000 and is first being mailed to stockholders on or about October 10, 2000.

                            [LOGO OF DRUGSTORE.COM]

                               ----------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            November 10, 2000

                               ----------------

To the Stockholders of
DRUGSTORE.COM, INC.:

  NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of drugstore.com, inc., a Delaware corporation, will be held on Friday, November 10, 2000 at 3:00 PM Pacific time, at the Bellevue Club, Olympic Room C, 11200 Southeast 6th Street, Bellevue, Washington 98004 to consider and act upon a proposal for the conversion by the holders of shares of our outstanding Series 1 preferred stock into shares of our common stock.

  Our board of directors has no knowledge of any other business to be transacted at the special meeting.

  Only stockholders of record at the close of business on September 29, 2000 are entitled to notice of and to vote at the special meeting and at any adjournments thereof.

  All stockholders are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the special meeting may vote in person, even though the stockholder has previously returned a proxy.

                                          By Order of the Board of Directors
                                          of drugstore.com, inc.

                                          /s/ Alesia L. Pinney

                                          Alesia L. Pinney

                                          Assistant Secretary

Bellevue, Washington

October 6, 2000


                            YOUR VOTE IS IMPORTANT

   In order to ensure your representation at the special meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope.

                            [LOGO OF DRUGSTORE.COM]

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS

                 To be held on Friday, November 10, 2000

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  This Proxy Statement is being furnished by our board of directors to holders of our common stock, par value $0.0001 per share, in connection with the solicitation of proxies by our board of directors for use at a special meeting of our stockholders to be held on Friday, November 10, 2000 at 3:00 PM Pacific time, at the Bellevue Club, Olympic Room C, 11200 Southeast 6th Street, Bellevue, Washington 98004 and at any adjournment or postponement of the special meeting. The purposes of the special meeting are set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders.

  At the special meeting, the holders of our common stock will consider and vote upon the conversion by holders of shares of our outstanding Series 1 preferred stock, par value $.0001 per share, into shares of our common stock. The proposal is referred to in this Proxy Statement as the "Proposal." In addition, at the special meeting, the holders of our common stock will be asked to consider and to vote upon such other business as may properly come before the special meeting or any postponement or adjournment thereof.

  Our complete mailing address is drugstore.com, inc., 13920 Southeast Eastgate Way, Suite 300, Bellevue, Washington 98005, and our telephone number is (425) 372-3200.

  This Proxy Statement and the accompanying form of proxy are first being mailed to our stockholders on or about October 10, 2000.

Stockholders Entitled to Vote; Vote Required

  Our board of directors has fixed the close of business on September 29, 2000 as the record date for the determination of the stockholders entitled to notice of and to vote at the special meeting. Accordingly, only holders of record on the record date will be entitled to notice of, and to vote at, the special meeting. As of the record date, there were outstanding and entitled to vote 61,205,132 shares of our common stock, constituting all of our voting stock. As of the record date, there were approximately 276 holders of record of our common stock. Each holder of record of our common stock on the record date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the special meeting. The Proposal requires the affirmative vote of a majority of the outstanding shares present at the meeting and entitled to vote for approval. A complete list of stockholders entitled to vote at the special meeting will be available for inspection by any stockholder for any purpose germane to the special meeting for 10 days prior to the special meeting during ordinary business hours at our headquarters located at 13920 Southeast Eastgate Way, Suite 300, Bellevue, Washington 98005. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the special meeting is necessary to constitute a quorum at the special meeting.

  Shares of our common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the special meeting. Shares that abstain from voting, and shares held in a street name by a broker nominee who indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("Broker Non-Votes"), will be treated as shares that are present and entitled to vote at the special meeting for purposes of determining whether a quorum exists. Abstentions will be treated as votes AGAINST the Proposal. Broker Non-Votes will not be considered as shares entitled to vote on a particular matter and, accordingly, will have no effect on the outcome of the vote with respect to the Proposal.

Proxies

  This Proxy Statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the special meeting, and is accompanied by a form of proxy. Proxies may be submitted by U.S. mail.

  All shares of our common stock that are entitled to vote and are represented at the special meeting by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted at the special meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of Broker Non-Votes), such proxies will be voted as recommended by our board of directors.

  If any other matters are properly presented at the special meeting for consideration, including, among other things, consideration of a motion to adjourn such special meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with our Secretary, at or before the taking of the vote at the special meeting, a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a letter and delivering it to us before the taking of the vote at the special meeting or (iii) attending the special meeting and voting in person (although attendance at the special meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to drugstore.com, inc., 13920 Southeast Eastgate Way, Suite 300, Bellevue, Washington 98005, Attention: Secretary, or hand delivered to our Secretary at or before the taking of the vote at the special meeting.

  We will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

                                   PROPOSAL

  We are seeking the approval of holders of our common stock for the conversion by the holders (including one of our directors and certain entities that are affiliates of our directors) of our outstanding Series 1 preferred stock into shares of our common stock.

Background

   Private Placement of Series I Preferred Stock.

  On August 4, 2000, we consummated a private placement of our Series 1 preferred stock. This transaction consisted of the sale of an aggregate of $22,682,825 of our Series 1 preferred stock to Kleiner Perkins Caufield & Byers VIII, L.P., KPCB Founders Fund VIII, L.P., L. John Doerr and Vulcan Ventures Incorporated. The sale of 45,939.89 shares of newly-issued Series 1 preferred stock was made under a preferred stock purchase agreement dated July 30, 2000 with these investors and was exempted from registration by using
Section 4(2) of the Securities Act of 1933. A copy of the preferred stock purchase agreement is attached as Appendix A to this Proxy Statement.

  The purchase price for each share of Series 1 preferred stock sold under the preferred stock purchase agreement was $493.75 per share, which was equal to 100 times the closing price on The Nasdaq Stock Market for our common stock on the last business day prior to July 30, 2000. The preferred stock purchase agreement and the certificate of designation for the Series 1 preferred stock provide that the Series 1 preferred stock will automatically convert into 100 shares of our common stock (as adjusted for stock splits, stock dividends, recapitalization or other similar events occurring after August 4, 2000) upon the receipt of the approval of our stockholders that is being sought by this Proxy Statement. If the required approval of holders of our common stock is not received by May 1, 2001, we will be required to make a cash repurchase of all shares of our Series 1 preferred stock from its holders. The terms of our Series 1 preferred stock are summarized in detail in "Proposal--Terms of Series 1 Preferred Stock" in this Proxy Statement, and a copy of the certificate of designation for the Series 1 preferred stock is attached as Appendix B to this Proxy Statement.

  The section of this Proxy Statement entitled "Security Ownership of Certain Beneficial Owners and Management Stock Ownership of Directors and Executive Officers" details the total number of shares of our common stock held by each purchaser of our Series 1 preferred stock as of October 2, 2000. Each of these investors, except L. John Doerr, directly held shares of our common stock prior to their acquisition of our Series 1 preferred stock. L. John Doerr is one of our directors, and is affiliated with both Kleiner Perkins Caufield & Byers VIII and KPCB Founders Fund VIII. Our director William D. Savoy is president of Vulcan Ventures.

   Private Placement of Common Stock.

  In addition to the private placement of our Series 1 preferred stock described above, we also executed a private placement of $39,999,990.98 of our common stock on August 4, 2000. This private placement was made to four entities affiliated with Integral Capital Partners, three entities affiliated with Baron Funds, Hearst Communications, Inc., Amazon.com, Inc. and Maveron Equity Partners, L.P. As provided in the common stock purchase agreement that we entered into on July 30, 2000, these investors purchased an aggregate of 8,101,264 newly-issued shares of our common stock. The purchase price was $4.9375 per share of common stock, which was the closing price on The Nasdaq Stock Market for our common stock on the last business day prior to the date of the common stock purchase agreement. A copy of the common stock purchase agreement is attached as Appendix C to this Proxy Statement. The transaction was not registered because it was within the scope of the exemption from registration contained in Section 4(2) of the Securities Act of 1933. The total number of shares of our capital stock held by each investor as of October 2, 2000 is set out in "Security Ownership of Certain Beneficial Owners and Management Stock Ownership of Directors and Executive Officers" in this Proxy Statement.

   Principal Reasons for Private Placements; Use of Proceeds.

  We entered into the preferred stock purchase agreement and common stock purchase agreement as part of our normal activities to finance our operations. We are an early stage company in a new market and expect continuing losses for the foreseeable future. We believe that the net proceeds from the sale of our capital stock under the preferred stock purchase agreement and the common stock purchase agreement, together with existing cash, cash equivalents and marketable securities will be sufficient to meet our anticipated needs for working capital and capital expenditures into the fourth quarter of 2001. However, any projections of future cash needs and cash flows are subject to substantial uncertainty. If current cash, cash equivalents and marketable securities are insufficient to satisfy our liquidity requirements, we may seek to sell additional equity or debt securities, or to obtain credit facilities from lenders. We intend to use the proceeds received from the August 4, 2000 capital stock issuance for general corporate purposes.

Reason for the Proposal

  The terms of the common stock purchase agreement and the preferred stock purchase agreement require us to seek the approval of our stockholders for the conversion of our outstanding Series 1 preferred stock into shares of our common stock.

  Our board of directors has the authority, without action by our stockholders, to designate and issue preferred stock in one or more series and to designate the rights, preferences and privileges of each series, any or all of which may be greater than the rights of the common stock. Under the Delaware general corporation law, and our certificate of incorporation and bylaws, no action or authorization by our stockholders is necessary for the conversion of the Series 1 preferred stock as described in the Proposal. However, because our common stock is quoted on The Nasdaq Stock Market, we are subject to the rules of the National Association of Securities Dealers, Inc., which is referred to in this Proxy Statement as the "NASD".

  NASD rule 4460(i) requires us to obtain stockholder approval before issuing twenty percent or more of our voting common stock in a private placement transaction at below the greater of its market value or book value without first obtaining stockholder approval. The common stock issued upon conversion of the Series 1 preferred stock, together with the 8,101,264 shares of common stock issued and sold in the August 4, 2000 private placement of our common stock, represents approximately 24% of our outstanding common stock, based on the 53,081,644 shares of common stock outstanding as of August 3, 2000. These shares of common stock were sold for market value, which was the last closing price on The Nasdaq Stock Market prior to the date the contract was entered into, and the price paid for the shares of Series 1 preferred stock was the same as market value on an as-converted to common stock basis. However, the book value of our common stock as of August 4, 2000 was $7.72 per share. Thus, stockholder approval is required by this NASD rule.

Potential Dilution to Existing Stockholders; Impact on Market Value of Common Stock

  The conversion of the Series 1 preferred stock, taken together with the issuance of the common stock sold under the common stock purchase agreement, would cause dilution to the voting power, earnings per share and interests of current stockholders. In addition, the sale of a significant number of shares of this common stock could cause a decline in the market value of the common stock

Consequences if the Proposal is not approved

  In the event the Proposal is not approved by a majority of the outstanding common stock present, in person or by proxy, and voting at the special meeting, or any adjournment or postponement of the special meeting, prior to May 1, 2001, we will be required to repurchase all the outstanding shares of Series 1 preferred stock. The purchase price for the Series 1 preferred stock must be paid in cash and will be the then-current market price of our common stock, treating the Series 1 preferred stock on an as-converted to common stock basis. (See "Proposal--Terms of Series 1 Preferred Stock"). In light of the repurchase obligation, failure to obtain stockholder approval of the Proposal would adversely affect our financial position, and could cause us to forego opportunities for expansion.

  The market price of our common stock has been and is likely to continue to be extremely volatile. Our stock price could be subject to wide fluctuations in response to a number of factors, some of which are beyond our control. We are unable to determine what the market price of our common stock will be at the time of our repurchase of the Series 1 preferred stock in the event our stockholders do not approval the Proposal.

Terms of Series 1 Preferred Stock

  The following is a summary of certain material terms of the certificate of designation for the Series 1 preferred stock and the preferred stock purchase agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the preferred stock purchase agreement which is attached as Appendix A to this Proxy Statement and the certificate of designation which is attached as Appendix B to this Proxy Statement.

   Purchase Price.

  Under the preferred stock purchase agreement, an aggregate of 45,939.89 shares of Series 1 preferred stock were sold to a total of four investors at a purchase price of $493.75 per share. This price was determined using the last closing price on The Nasdaq Stock Market for our common stock prior to the date of the preferred stock purchase agreement, treating the Series 1 preferred stock on an as-converted to common stock basis.

   Conversion Rights.

  As provided in the preferred stock purchase agreement and the certificate of designation for the Series 1 preferred stock, if the holders of our common stock approve the Proposal and the conversion of the Series 1 preferred stock by May 1, 2001, each share of the Series 1 preferred stock will immediately be converted into 100 shares of our common stock, subject to adjustment for stock splits, stock dividends, recapitalization or other similar events occurring after August 4, 2000.

   Mandatory Repurchase of Series 1 Preferred Stock.

  In the event our stockholders have not approved the Proposal and the conversion of the Series 1 preferred stock into common stock by May 1, 2001, we will be required under the certificate of designation to repurchase all the outstanding shares of Series 1 preferred stock. The purchase price for each share of the Series 1 preferred stock will be the then-current market price of our common stock, with the Series 1 preferred stock treated on an as-converted to common stock basis. The conversion rate shall be 100 shares of common stock per share of Series 1 preferred stock, subject to adjustment for stock splits, stock dividends, recapitalization or other similar events occurring after August 4, 2000. The purchase price must be paid by us in cash. If we do not have enough cash legally available to purchase all of the Series 1 preferred stock, we must repurchase as many shares as possible at that time. The remaining shares of Series 1 preferred stock will remain outstanding until the first date that we have funds available to purchase the still-outstanding Series 1 preferred stock.

   Voting rights.

  The holders of our Series 1 preferred stock have no voting rights except as may be required by law.

   Distributions, Reorganization and Liquidation.

  Holders of our Series 1 preferred stock are not entitled to receive dividends unless dividends are declared on our common stock. If dividends are declared on our common stock, each share of our Series 1 preferred stock will receive the same amount of dividends, on an as-converted basis, as is received by each share of our common stock. In the event of our liquidation, dissolution or winding up, the holders of our Series 1 preferred stock, subject to the rights of any holders of any other preferred stock we may have outstanding, are entitled to receive a liquidation preference of $5.00 per share, and following payment of the liquidation preference, are entitled to share ratably on an as-converted to common stock basis in all of our remaining assets. Any sale of all or substantially all of our assets will be treated as a liquidation, unless the sale is approved by holders of 67% of the Series 1 preferred stock. In the event of certain mergers or reorganizations involving a change of control of us, holders of our Series 1 preferred stock shall receive the same consideration from such transaction as is received by holders of our common stock, on an as-converted to common stock basis.

   Preemptive and Other Rights.

  Our Series 1 preferred stock has no preemptive or other subscription rights. There are no redemption or sinking fund provisions applicable to our Series 1 preferred stock.

   Registration Rights.

  In the common stock purchase agreement and the preferred stock purchase agreement, we agreed to file a shelf registration statement covering the resale of our common stock sold under the common stock purchase agreement and the common stock issuable if the outstanding Series 1 preferred stock is converted. We must keep the registration statement effective until 18 months after the effective date of the registration statement, or, if earlier, the date that all of the common stock covered by the registration statement has been sold.

Voting Agreements

  The purchasers of our Series 1 preferred stock under the preferred stock purchase agreement, and the purchasers of our common stock under the common stock purchase agreement, entered into voting agreements with 24 parties identified on Appendix D-1 as of August 4, 2000. Each of these holders has agreed to vote at the special meeting all of the shares of our common stock they hold for approval and adoption of the Proposal. As of the date hereof, the shares subject to the voting agreement represent approximately 74% of our outstanding common stock as of October 2, 2000.

  A form of the voting agreements is attached as Appendix D-2 to this Proxy Statement. The summary of the voting agreements set forth in this Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by, the text of the actual voting agreements.

No Appraisal Rights

  Under Delaware law, objecting stockholders will have no appraisal, dissenters' or similar rights (i.e., the right to seek a judicial determination of the "fair value" of our common stock and to compel us to purchase their common stock for cash in that amount) with respect to the Proposal. Thus, approval by the requisite number of shares of the matters presented at the special meeting will bind all stockholders and objecting stockholders will be able to liquidate their common stock only by selling it in the market.

Board of Directors Recommendation

  THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE NO EFFECT ON THE OUTCOME OF THE PROPOSAL. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE PROPOSAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES PRESENT AT THE SPECIAL MEETING AND ENTITLED TO VOTE IS REQUIRED FOR APPROVAL OF THE PROPOSAL.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
         MANAGEMENT STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth information regarding the beneficial ownership of our common stock as of October 2, 2000 by:

  . each stockholder known by us to own beneficially more than 5% of our common stock;

  .  each director;

  . the Chief Executive Officer and the three other highest paid executive officers; and

  .  all directors and executive officers as a group.

  As of October 2, 2000, we had 61,205,132 shares of common stock outstanding and 276 stockholders of record. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after October 2, 2000 are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. The address for individuals that beneficially own 5% or more of our common stock is the same as the address of the entity affiliated with such individual indicated in the applicable footnote.

                                                    Percentage of                                 Percentage of
                          Number of Shares of        Common Stock       Number of Shares of        Common Stock
                              Common Stock        Beneficially Owned        Common Stock        Beneficially Owned
                         (excludes common stock (excludes common stock (includes common stock (includes common stock
                             issuable upon          issuable upon          issuable upon          issuable upon
                         conversion of Series 1 conversion of Series 1 conversion of Series 1 conversion of Series 1
  Name and Address of       preferred stock)       preferred stock)       preferred stock)       preferred stock)
   Beneficial Owner               (a)                    (a)                    (b)                    (b)
  -------------------    ---------------------- ---------------------- ---------------------- ----------------------
Amazon.com, Inc.(1)....        15,463,339                24.3%               15,463,339                22.7%
 1516 2nd Avenue
 Seattle, WA 98101
Rite Aid
 Corporation(2)........         9,334,746                15.3%                9,334,746                14.2%
 30 Hunter Lane
 Camp Hill, PA 17011
Kleiner Perkins
 Caufield & Byers(3)...         7,033,271                11.5%               10,071,245                15.3%
 2750 Sand Hill Road
 Menlo Park, CA 94025
Peter M. Neupert(4)....         2,193,983                 3.6%                2,193,983                 3.3%
 13920 Southeast
  Eastgate Way, Suite
  300
 Bellevue, WA 98005
Jeffrey P. Bezos(1)....        15,463,339                24.3%               15,463,339                22.7%
Brook H. Byers(3)......         7,033,271                11.5%               10,071,245                15.3%
L. John Doerr(3).......         7,033,271                11.5%               11,083,903                16.9%
Melinda French
 Gates(5)..............            12,500                   *                    12,500                   *
Mary Sammons (6).......         9,334,746                15.3%                9,334,746                14.2%
William Savoy(7).......         2,276,289                 3.7%                2,819,646                 4.3%
Howard Schultz(8)......         1,592,246                 2.6%                1,592,246                 2.4%
Kal Raman(9)...........           238,158                   *                   238,158                   *
David E. Rostov(10)....           132,740                   *                   132,740                   *
Mark L. Silverman(11)..           137,004                   *                   137,004                   *
All directors and
 executive officers as
 a group (12
 persons)(12)..........        38,471,028                59.6%               43,065,017                62.3%

--------
  *   Less than 1%
 (a) Does not include as outstanding any shares of common stock issuable upon conversion of our Series 1 preferred stock upon the receipt of the approval of our stockholders that is being sought by this Proxy Statement.
 (b) Includes as outstanding all shares of common stock issuable upon conversion of our Series 1 preferred stock upon the receipt of the approval of our stockholders that is being sought by this Proxy Statement.

 (1) Includes 1,066,667 shares of common stock issued and sold to Amazon.com, Inc. on January 24, 2000, 2,500,000 shares of common stock subject to a warrant exercisable within 60 days of October 2, 2000 issued to Amazon.com, Inc. on July 30, 2000 and 607,594 shares of common stock issued and sold to Amazon.com, Inc. on August 4, 2000, in private placement transactions. Amazon.com, Inc. subsequently transferred 607,594 shares of its common stock to its wholly owned subsidiary Amazon.com NV Investment Holdings, Inc. Jeffrey P. Bezos is a director of drugstore.com and is the Chairman of the Board and Chief Executive Officer of Amazon.com, Inc.
 (2) Consists of shares held by Rite Investments Corp., a wholly-owned subsidiary of Rite Aid Corporation. Under the terms of the Third Amended and Restated Voting Agreement dated June 17, 1999, Rite Aid has the right to nominate one member to our board of directors.
 (3) Consists of 6,313,633 shares of common stock held by Kleiner Perkins Caufield & Byers VIII, L.P. ("KPCB VIII"), 365,600 shares of common stock held by KPCB VIII Founders Fund, L.P., 351,538 shares of common stock held by KPCB Life Sciences Zaibatsu Fund II, L.P. and 2,500 shares of common stock held by KPCB IX Associates, L.P. KPCB VIII and KPCB VIII Founders Fund, L.P. are wholly controlled by KPCB VIII Associates, L.P. KPCB Life Sciences Zaibatsu Fund II, L.P. is wholly controlled by KPCB VII Associates, L.P. Also includes shares of Series 1 preferred stock issued and sold in a private placement on August 4, 2000 as follows:
      28,715.70 shares were issued to KPCB VIII and 1,664.04 shares were issued to KPCB VIII Founders Fund, L.P. Mr. Doerr's shares also include 10,126.58 shares of Series 1 preferred stock issued and sold to him in a private placement on August 4, 2000. Brook H. Byers and L. John Doerr, each a general partner of KPCB VIII Associates and KPCB VII Associates, L.P., are both directors of drugstore.com. Mr. Byers and Mr. Doerr each disclaim beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in those shares.

 (4) As of October 2, 2000, 551,250 of such shares are subject to a right of repurchase at cost in the event Peter M. Neupert ceases to be an employee of drugstore.com. Mr. Neupert's shares of common stock are held jointly by Mr. Neupert and Sheryl Neupert. Includes 320,837 shares subject to options exercisable within 60 days of October 2, 2000.

 (5) Consists of 12,500 shares subject to options exercisable within 60 days of October 2, 2000.
 (6) Consists of shares held by Rite Investments Corp., a wholly-owned subsidiary of Rite Aid Corporation. Mary Sammons is the President and Chief Operating Officer of Rite Aid Corporation.
 (7) Includes 2,266,289 shares of common stock held by Vulcan Ventures Incorporated ("Vulcan Ventures"). Also includes 5,433.57 shares of Series 1 preferred stock issued and sole to Vulcan Ventures on August 4, 2000. William D. Savoy is a director of drugstore.com and is the president of Vulcan Ventures, a venture capital firm wholly-owned by Paul Allen. Mr. Savoy disclaims beneficial ownership of shares held by Vulcan Ventures except to the extent of his pecuniary interest in those shares.
 (8) Includes 405,063 shares of common stock issued and sold to Maveron Equity Partners, L.P. on August 4, 2000 in a private placement. Howard Schultz is a director of drugstore.com and one of two founding members of Maveron LLC and is one of two members of a limited liability company that serves as a general partner of its affiliated venture capital fund, Maveron Equity Partners, L.P. Mr. Schultz disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in those shares.

 (9) Includes 230,321 shares subject to options exercisable within 60 days of October 2, 2000.

(10) Includes 1,000 shares held by Mr. Rostov as custodian for his two children and 103,752 shares subject to options exercisable within 60 days of October 2, 2000.

(11) Includes 101,752 shares subject to options exercisable within 60 days of October 2, 2000. Mr. Silverman left the Company on October 6, 2000. An additional 93,750 shares, subject to stock options which accelerated due to his resignation, became exercisable on such resignation date.

(12) Includes 825,414 shares subject to options and 2,500,000 shares subject to a warrant held by the directors and officers exercisable within 60 days of October 2, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Prior to our initial public offering, we issued and sold shares of our capital stock as follows: a total of 2,265,000 shares of common stock at a price of $.04 per share in June, July and August 1998, a total of 10,000,000 shares of Series A preferred stock at a price of $.80 per share in June and August 1998, a total of 5,446,268 shares of Series B preferred stock at a price of $3.35 per share in October, November and December 1998, a total of 4,472,844 shares of Series C preferred stock at a price of $7.825 per share in January and March 1999, a total of 2,266,289 shares of Series D preferred stock at a price of $17.65 per share in June 1999, a total of 12,282,599 shares of Series E preferred stock in July 1999. All shares of our preferred stock were converted into common stock on a 1-for-1 basis upon the closing of our initial public offering. In addition, concurrently with our initial public offering, we issued and sold 555,555 shares of our common stock to Amazon.com, Inc. in a private placement transaction at the initial public offering price of $18 per share, and on January 24, 2000, we issued and sold 1,066,667 shares of our common stock to Amazon.com in a private placement transaction at a price of $28.125 per share. After our initial public offering, on August 4, 2000, we sold a total of 8,101,264 shares of our common stock in a private placement at $4.9375 per share, the closing price for our common stock on The Nasdaq Stock Market on the last business day prior to July 30, 2000. We also issued and sold on August 4, 2000, a total of 45,939.89 shares of our Series 1 preferred stock for a purchase price of $493.75 per share, or, on an as-converted to common stock basis, $4.9375 per share of common stock. The following table summarizes the shares of capital stock purchased by executive officers, directors and five-percent stockholders and their affiliates in these transactions:

                                    Series A  Series B  Series C  Series D  Series E  Series 1
                           Common   Preferred Preferred Preferred Preferred Preferred Preferred
        Investor            Stock     Stock     Stock     Stock     Stock     Stock     Stock
        --------          --------- --------- --------- --------- --------- --------- ---------
Kleiner Perkins Caufield
 & Byers(2)(3)..........        --  4,937,500 1,582,089   511,182       --        --  30,379.74
L. John Doerr...........        --  4,937,500 1,582,089   511,182       --        --  10,126.58
Amazon.com, Inc.(2)(4)..  2,229,816 5,000,000 3,177,612 2,555,911       --        --        --
Maveron Equity Partners,
 L.P.(5)................    405,063       --    417,910   766,773       --        --        --
Peter M. Neupert(2)(6)..  1,260,000       --    268,657   319,489       --        --        --
Vulcan Ventures
 Incorporated(7)........        --        --        --        --  2,266,289       --   5,433.57
Rite Aid
 Corporation(2)(8)......        --        --        --        --        --  9,334,746       --
General Nutrition
 Investment Company(9)..        --        --        --        --        --  2,947,853       --

--------
(1) Shares held by affiliated persons and entities have been added together for the purposes of this chart.
(2) Holder of 5% or more of a class of our capital stock.
(3) Includes shares held by Kleiner Perkins Caufield & Byers VIII, L.P. (KPCB
    VIII), KPCB VIII Founders Fund, L.P., and KPCB Life Sciences Zaibatsu Fund II, L.P. KPCB VIII and KPCB VIII Founders Fund, L.P. are wholly controlled by KPCB VIII Associates, L.P. KPCB Life Sciences Zaibatsu Fund II, L.P. is wholly controlled by KPCB VII Associates, L.P., Brook H. Byers and L. John Doerr, each a general partner of KPCB VIII Associates and KPCB VII Associates, L.P., are both directors of drugstore.com. Mr. Byers and Mr. Doerr each disclaim beneficial ownership of shares held by these entities except to the extent of their pecuniary interest therein. In November 1998, drugstore.com and Kleiner Perkins Caufield & Byers agreed to rescind the purchase of 89,552 of such shares and refund the $299,999 purchase price. As a result, after November 1998, Kleiner Perkins Caufield & Byers held 1,582,089 shares of Series B preferred stock.
(4) In consideration of Amazon.com's obligations under a technology license and advertising agreement, we issued Amazon.com 5,000,000 shares of our Series A preferred stock. We issued these shares primarily in exchange for Amazon.com's early marketing and support efforts in connection with and after our launch. Jeffrey P. Bezos, Chairman of the Board and Chief Executive Officer of Amazon.com, became a director of drugstore.com upon completion of the issuance.
(5) Howard Schultz, a director of drugstore.com, is one of the two founding members of Maveron LLC, and is one of two members of a limited liability company that serves as a general partner of its affiliated venture capital fund, Maveron Equity Partners, L.P.
(6) Mr. Neupert's shares of preferred stock are held jointly by Mr. Neupert and Sheryl Neupert.

(7) In May 1999, we issued a convertible promissory note convertible into 2,266,289 shares of Series D preferred stock to Vulcan Ventures in exchange for $40 million in cash and an obligation to provide cable television advertising valued at $5 million. The note was converted into 2,266,289 shares of Series D preferred stock in June 1999. William D. Savoy, president of Vulcan Ventures, became a director of drugstore.com in July 1999.
(8) In July 1999, we issued Rite Aid 9,334,746 shares of Series E preferred stock for $7.6 million in cash and additional consideration. Mary Sammons, one of our directors, is the president and chief operating officer of Rite Aid.
(9) In July 1999, we issued General Nutrition Investment Company, a wholly-owned subsidiary of General Nutrition Companies, Inc., 2,947,853 shares of Series E preferred stock for $2.4 million in cash and additional consideration.

  We have entered into the transactions described below with our executive officers, directors and five-percent stockholders and their affiliates.

Investor Rights Agreement

  A provision of the investors' rights agreement dated May 19, 1999 between drugstore.com and some of our stockholders precludes Kleiner Perkins Caufield & Byers, Amazon.com and Maveron Equity Partners L.P. from purchasing additional shares of our common stock without our prior approval if the purchase would cause any of them to hold individually more than 40% of our outstanding common stock (calculated on a fully diluted basis to include outstanding options and shares reserved under our stock plans). This restriction lasts until August 2002. In a June 17, 1999 addendum, Rite Aid Corporation and General Nutrition Companies, Inc. ("GNC") were made parties to this agreement and are subject to its provisions.

Agreement With Vulcan Ventures

  In May 1999, we issued a convertible promissory note convertible into 2,266,289 shares of Series D preferred stock to Vulcan Ventures in exchange for $40 million in cash and an obligation by Vulcan Ventures to provide cable television advertising valued at $5 million based on comparable transactions with unaffiliated third parties. The advertising is expected to be aired over a three-year period and will be expensed in the period in which the airtime is used. The note was converted into 2,266,289 shares of Series D preferred stock in June 1999. William D. Savoy, president of Vulcan Ventures, became a director of drugstore.com in July 1999.

Agreement with Rite Aid

  In June 1999, we entered into a strategic relationship with Rite Aid whereby customers are able to refill prescriptions at our Web site and either use our standard delivery options or pick up the prescriptions at Rite Aid stores. In addition, Rite Aid and drugstore.com will promote each other's services both online and offline, including a link from Rite Aid's Web site to our Web site. In addition, we will participate in substantially all of the retail pharmacy networks managed by PCS Health Systems, Inc., a wholly-owned subsidiary of Rite Aid. Rite Aid recently entered into a definitive agreement to sell PCS to Advanced Paradigm. PCS claims to provide pharmacy benefit management services for more than 50 million individuals in the United States. We have a separate ten-year agreement with PCS. As part of the relationship, both Rite Aid and drugstore.com agreed to certain exclusivity provisions that limit our ability to promote or affiliate with any other physical retail drugstore and from operating a traditional physical drugstore, and will preclude Rite Aid from offering or selling products or services on the Internet other than through our Web site. In addition, the agreement provides that if we establish our own distribution center, we will purchase all of our pharmaceutical requirements from Rite Aid. The agreement contains additional provisions providing for the licensing by Rite Aid to drugstore.com of information technology systems and the integration of the information technology and pharmacy systems of the two companies. This agreement extends for ten years, but can be terminated for breach prior to such time. In connection with this relationship, Rite Aid acquired 9,334,746 shares of Series E preferred stock (all of which was converted into common stock at the time of our initial public offering) for $7.6 million in cash and additional consideration. Under the terms of the Third Amended and Restated Voting Agreement dated June 17, 1999, Rite Aid has the right to nominate one member to our board of directors, and Mary Sammons, Rite Aid's President and Chief Operating Officer, is currently a member of our board of directors.

Agreement with General Nutrition Companies

  In June 1999, we entered into a relationship with GNC whereby we are the exclusive online provider of GNC-branded products. We have the exclusive right to sell GNC's nutrition products over the Internet, including the PharmAssure brand of pharmacist recommended vitamins and nutritional supplements, subject to our meeting performance parameters based on traffic to our Web site and sales of GNC's products over the Internet in the third and fifth year of the relationship. As long as we have the exclusive right to distribute GNC's products over the Internet, we will not promote any other retail health food store or operate a physical retail health food store. If the exclusivity provisions of the agreement terminate, we have the non-exclusive right to sell these products for the remaining term of the agreement. As part of this relationship, we have created a separate part of our Web site called the GNC LiveWell Store, which is dedicated to selling on consignment basis GNC products. In connection with this relationship, GNC acquired 2,947,853 shares of our Series E preferred stock (all of which was converted into common stock at the time of our initial public offering). As part of our relationship with GNC, GNC and drugstore.com agreed to co-promote each other's products and services in both their traditional and online marketing efforts, including GNC putting a link to our Web site on their Web site. The agreement extends for ten years, but can be terminated for breach prior to such time.

Agreement with Amazon.com

  On January 24, 2000, we entered into an agreement with Amazon.com to integrate various shopping features of our Web sites and create a persistent drugstore.com shopping presence on Amazon.com's Web site. The agreement also covers various advertising and cross-promotion initiatives and obligates the parties to undertake the development of additional features designed to further integrate their Web sites, including with respect to search and browse capabilities and a shared shopping basket. We agreed to pay Amazon.com a total of $105 million over the three-year term of the agreement, of which $30 million was paid at the time the agreement was executed. In July 2000, we and Amazon.com agreed to reduce the minimum cash payments due over the three-year term of the agreement from $75.0 million to $30.0 million. Additionally, we agreed to pay additional amounts in cash if the advertising services exceed certain performance thresholds in the second and third year of the agreement. We also issued to Amazon.com a fully vested, nonforfeitable and exercisable warrant to purchase 2.5 million shares of our common stock at $4.9375 per share.

Executive Offer Agreements

  We have entered into offer letters with several of our executive officers, including Peter M. Neupert, Judith H. McGarry, Kal Raman and Mark L. Silverman.

Loan to Mr. Raman

  On December 3, 1998, we loaned $250,000 to Kal Raman, our Senior Vice President and Chief Operating Officer. In our offer letter to Mr. Raman, we agreed to guarantee a loan for $250,000, and, in connection with this obligation, chose to provide the loan directly to Mr. Raman. The loan is with full recourse and bears interest at 7% and is further secured by the shares issuable upon exercise of Mr. Raman's stock option. All principal and accrued interest under the loan remains outstanding and is due and payable on the earlier of December 3, 1999, or within 15 days after ceasing to provide substantial services to drugstore.com. Our board of directors has approved the extension of the term of this loan, and all principal and interest under the loan remains outstanding and is due and payable on the earlier of December 31, 2000, or within 15 days after Mr. Raman ceases to provide substantial services to drugstore.com. The highest aggregate amount of principal and interest outstanding under this loan since December 3, 1998 and through July 2, 2000 was approximately $277,664.

Agreements with Peter Neupert

  In the event that drugstore.com merges or is acquired by another company and Peter M. Neupert is not offered a similar position with similar responsibilities by the surviving entity, or if the surviving entity's principal office is located more than 50 miles from his residence, all of Mr. Neupert's unvested shares will be released from our option to repurchase these shares.

Common Stock Purchase Agreement and Preferred Stock Purchase Agreement

  On July 30, 2000, we entered into the common stock purchase agreement with four entities affiliated with Integral Capital Partners, three entities affiliated with Baron Funds, Hearst Communications, Inc., Amazon.com, Inc. and Maveron Equity Partners, as described under "Proposal--Background--Private Placement of Common Stock" in this Proxy Statement. On the same date, we also entered into the preferred stock purchase agreement described under "Proposal-- Background--Private Placement of Series 1 Preferred Stock" in this Proxy Statement with Kleiner Perkins Caufield & Byers, KPCB Founders Fund VIII, L. John Doerr and Vulcan Ventures. L. John Doerr is one of our directors and is affiliated with Kleiner Perkins Caufield & Byers. Our director William D. Savoy is president of Vulcan Ventures. This sale of 45,939.89 shares of Series 1 preferred stock was made under a preferred stock purchase agreement dated July 30, 2000 with these investors and was similarly exempt from registration by reason of Section 4(2) of the Securities Act. A copy of the preferred stock purchase agreement is attached as Appendix A to this Proxy Statement and a copy of the common stock purchase agreement is attached as Appendix C to this Proxy Statement. The summaries of the preferred stock purchase agreement and common stock purchase agreement contained in this Proxy Statement do not purport to be complete and are qualified in their entirety by reference to Appendices A and C to this Proxy Statement.

Lock-up Agreements

  Effective July 30, 2000, we entered into lock-up agreements with most of our directors and some of our officers who hold common stock, as well as some of our other stockholders, at the time the common stock purchase agreement and the preferred stock purchase agreement were signed. Except as set forth below, these lock-up agreements are in the form attached as Appendix E-1 to this Proxy Statement. The summary of these lock-up agreements set forth in this Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by, the text of the lock-up agreements. The lock-up agreements generally provide that commencing July 30, 2000 these stockholders will not sell or otherwise dispose of any of our common stock (or other securities convertible into our common stock) that they own. This restriction will last until 180 days after the effective date of the registration statement described above under "Proposal--Terms of Series 1 Preferred Stock--Registration Rights". There are various exclusions to the lock-up including certain transfers to related entities, affiliates or immediate family members and transactions involving shares acquired in the open market and certain exceptions for 1,066,667 shares held by Amazon.com, 40,000 shares held by David E. Rostov and 40,000 shares held by Judith H. McGarry. Copies of these lock-up agreements are attached as Appendix E-2, E-3, and E-4 to this Proxy Statement, respectively. In the common stock purchase agreement, we agreed not to waive enforcement of any lock-up agreements we have with any holders of our common stock unless we have the consent of the holders of 67% of our common stock sold under the common stock purchase agreement. We also agreed not to waive any lock-up agreement with respect to a particular person without waiving the lock-up agreements with respect to all covered persons.

Voting Agreements

  The purchasers of our Series 1 preferred stock under the preferred stock purchase agreement, and the purchasers of our common stock under the common stock purchase agreement, entered into voting agreements with 24 parties identified on Appendix D-1 as of August 4, 2000, including Amazon.com, Maveron Equity Partners, Peter M. Neupert, Vulcan Ventures, Rite Aid, GNC, L. John Doerr, three entities affiliated with Kleiner Perkins Caufield & Byers, two entities affiliated with Baron Funds and four entities affiliated with Integral Capital Partners. Copies of each of these voting agreements are attached as Appendix D-2 to this Proxy Statement and this summary is qualified in all respects by the text of the voting agreements. Each of these holders has agreed to vote all of the shares of our common stock he or it holds in favor of the Proposal. These stockholders represent an aggregate of approximately 74% of our outstanding common stock as of October 2, 2000.

Approval of Future Transactions

  All future transactions, including any loans from us to our officers, directors, principal stockholders or affiliates, will be approved by a majority of our board of directors, including a majority of the independent and disinterested members of the board, and if required by law, a majority of disinterested stockholders.

                                 OTHER MATTERS

  We know of no other matters that are likely to be brought before the special meeting. If, however, other matters not now known or determined properly come before the special meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

               DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR
                              2001 ANNUAL MEETING

  If you want us to consider including a proposal in the proxy statement for next year's annual meeting, you must deliver it in writing to us at drugstore.com, inc., 13920 Southeast Eastgate Way, Suite 300, Bellevue, Washington 98005, Attention: Secretary, no later than January 3, 2001. All proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

  In addition, our bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to our Secretary not more than 120, or less than 90, days prior to the date of the annual meeting as determined under our bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                              INDEPENDENT AUDITORS

  Ernst & Young LLP, independent auditors, have served as our independent auditors since 1998 and audited our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 2, 2000 incorporated by reference in this Proxy Statement. Representatives of Ernst & Young LLP are expected to be present at the meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from the stockholders.

                      WHERE YOU CAN FIND MORE INFORMATION

  We file annual, quarterly and other reports, proxy statements and other information with the Securities and Exchange Commission. We have filed with the Securities and Exchange Commission a registration statement on Form S-3 to register the common stock sold under the common stock purchase agreement and the common stock to be issued in exchange for our Series 1 preferred stock upon the receipt of the approval of our stockholders that is being sought by this Proxy Statement. The Form S-3 and such reports, proxy statements and other information contain additional information about us. You may read and copy any materials on file with the Securities and Exchange Commission at its Public Reference Room at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, as well as at its regional offices at 500 West Madison Street, Suite 1400, Chicago, IL 60661 and 7 World Trade Center, Suite 1300, New York, NY 10048. Our filings are available to the public over the Internet at the Securities and Exchange Commission's website at http://www.sec.gov. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room.

  You should rely only on the information contained or incorporated by reference in this Proxy Statement. We have not authorized anyone else to provide you with information that is different from what is contained or incorporated in this Proxy Statement. This document is dated October 6, 2000. You should not assume that the information in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The Securities and Exchange Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement, and information that we file later with the Securities and Exchange Commission will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings made with the Securities and Exchange Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 until the date of the special meeting or any adjournment or postponement of the special meeting:

  . Our Annual Report on Form 10-K for the fiscal year ended January 2, 2000, as amended;

  . Our Quarterly Reports on Form 10-Q for the quarters ended April 2, 2000 and July 2, 2000; and

  .  Our Report on Form 8-K filed on August 7, 2000.

  .  Our Registration Statement on Form S-3 filed on September 6, 2000.

  Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other document subsequently filed with the Securities and Exchange Commission which also is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

  We will provide without charge to each person to whom a copy of this Proxy Statement is delivered, upon the written or oral request of such person, a copy of any or all documents incorporated by reference in this Proxy Statement. Requests for such copies should be directed to: David E. Rostov, Chief Financial Officer of drugstore.com, inc., 13920 Southeast Eastgate Way, Suite 300, Bellevue, Washington 98005 or upon calling (425) 372-3200.

                                          By order of the board of directors,

                                          /s/ Alesia L. Pinney

                                          Alesia L. Pinney

                                          Assistant Secretary

Bellevue, Washington

October 6, 2000

                            TABLE OF APPENDICES

 Appendix A--   drugstore.com Preferred Stock Purchase Agreement
 Appendix B--   Certificate of Designation of Series 1 Preferred Stock of
                drugstore.com, inc.
 Appendix C--   drugstore.com, inc. Stock Purchase Agreement
 Appendix D-1-- Persons to Deliver Voting Agreements
 Appendix D-2-- Form of Voting Agreement
 Appendix E-1-- Form of Lockup Agreement
 Appendix E-2-- Lockup Agreement for Amazon.com
 Appendix E-3-- Lockup Agreement for David Rostov
 Appendix E-4-- Lockup Agreement for Judith McGarry

                                                                     APPENDIX A

                              DRUGSTORE.COM, INC.

                      PREFERRED STOCK PURCHASE AGREEMENT

  This Preferred Stock Purchase Agreement (this "Agreement") is made as of July 30, 2000 by and among drugstore.com, inc., a Delaware corporation (the "Company"), and the investors listed on Schedule I attached hereto (each a "Purchaser" and together the "Purchasers").

  The parties hereby agree as follows:

  1. Purchase and Sale of Preferred Stock.

       1.1 Sale and Issuance of Preferred Stock.

          (a) Subject to the terms and conditions of this Agreement, each of the Purchasers agrees to purchase and the Company agrees to sell and issue to such Purchaser that number of shares of Series 1 Preferred Stock, par value $0.0001, of the Company (the "Preferred Stock"), determined by dividing the Purchase Commitment listed opposite such Purchaser's name on Schedule 1 by $493.75. The Company shall have the right to amend Schedule I hereto to add additional Purchasers at any time prior to the Closing, and any such Purchasers shall become parties to this Agreement.

          (b) The Preferred Stock shall have the rights and restrictions as set forth in the Certificate of Designation of Series 1 Preferred Stock of drugstore.com, inc. (the "Certificate of Designation") attached hereto as Exhibit A.

          (c) The parties hereto acknowledge that, concurrently herewith, the Company is entering into a Common Stock Purchase Agreement with the several purchasers listed on Schedule I thereto (the "Common Stock Purchase Agreement"), pursuant to which such purchasers have agreed to purchase, subject to the terms and conditions of the Common Stock Purchase Agreement, at least 8,101,265 shares of Common Stock, par value $0.0001 per share, of the Company (the "Common Stock"), having the rights and restrictions set forth in the Amended and Restated Certificate of Incorporation of drugstore.com, inc. attached hereto as Exhibit B (the "Restated Certificate."). The Common Stock to be issued pursuant to the Common Stock Purchase Agreement shall hereinafter be referred to as the "Stock".

       1.2 Closing; Delivery.

          (a) The purchase and sale of the Preferred Stock shall take place at the offices of Simpson Thacher & Bartlett (or such other location mutually agreeable to the parties hereto) no later than 5 business days after the satisfaction or (subject to applicable law) waiver of the conditions set forth in Sections 4 and 5 (excluding conditions that, by their terms, cannot be satisfied until the Closing) (which time and place are designated as the "Closing").

          (b) At the Closing, the Company shall deliver to each Purchaser a certificate or certificates for the number of shares of the Preferred Stock to be purchased by such Purchaser pursuant to this Agreement against delivery of the consideration therefor, by wire transfer of immediately available funds to the Company's bank account.

  2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

       2.1 Good Standing. Each of Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Company ("Material Adverse Effect").

       2.2 Capitalization.

          (a) The authorized capital of the Company consists of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, $0.0001 per share (the "Preferred Stock"). The Common Stock has the rights, preferences and privileges set forth in the Company's Restated Certificate, and the Preferred Stock has the rights, preferences and privileges set forth in the Certificate of Designations

          (b) As of the date of this Agreement, 52,962,714 shares of Common Stock and no shares of Preferred Stock are issued and outstanding. All of the outstanding shares of Common Stock have been, and when issued and paid for in accordance with the terms of the Common Stock Purchase Agreement the Stock will be, validly issued, duly authorized, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws (based in part upon the representations of the purchasers thereof contained in the Common Stock Purchase Agreement). All of the shares of Series 1 Preferred Stock, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, duly authorized, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws (based in part upon the representations of the Purchasers contained in Sections 3.4, 3.5, 3.6, 3.7 and 3.8).

          (c) As of the date of this Agreement (i) 17,509,148 shares of Common Stock are reserved for issuance under the Company's 1998 Stock Plan (of which 8,000 shares have been issued pursuant to restricted stock agreements, 890,839 shares are issuable under outstanding options that are currently exercisable, 10,367,423 shares are issuable under other outstanding options that are not currently exercisable and 6,250,886 shares remain available for future grants), (ii) 32,404 shares of Common Stock are reserved for issuance under the Company's Beauty.com Inc. Stock Plan (of which 9,606 shares are issuable under outstanding options, all of which are currently exercisable and 22,798 remain available for future grants) and (iii) 1,000,000 shares of Common Stock are reserved for issuance under the Company's 1999 Employee Stock Purchase Plan (of which 87,719 have been issued to date).

          (d) Except for the conversion privileges of the Preferred Stock and except as set forth in (i) the warrant to purchase 500,000 shares of Common Stock issued on June 26, 2000 to Tel-Drug, Inc. (the "Tel-Drug Warrant") and
(ii) the warrant to purchase 2,500,000 shares of Common Stock issued on July 30, 2000 to Amazon.com, Inc. (the "Amazon Warrant"), as of the date of this Agreement there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, oral or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

          (e) The Company's only subsidiaries are DS Pharmacy, Inc., DS Non-Pharmaceutical Sales, Inc., DS Distribution, Inc., DSGC Idaho, Inc., Beauty.com, Inc. and Beauty.com Sales, Inc. (each a "Subsidiary" and together, the "Subsidiaries").

       2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Common Stock Purchase Agreement (collectively, the "Agreements") and the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Preferred Stock has been taken or will be taken prior to the Closing (subject, in the case of the conversion of the Preferred Stock into Common Stock, to the receipt of the Stockholder Approval (as defined herein)), and the Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and except as may be limited by Section 6.2(c).

       2.4 Valid Issuance of Preferred Stock. The Preferred Stock that will be issued to the Purchasers at Closing will have been duly and validly reserved for issuance and, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

Based in part upon the representations of the Purchasers in this Agreement, the Preferred Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Preferred Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

       2.5 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that (i) questions the validity of the Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into them, or to consummate the transactions contemplated hereby or thereby nor is the Company aware that there is any basis for the foregoing or (ii) if adversely determined would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that (i) challenges the validity of the Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby and thereby or (ii) would have a Material Adverse Effect.

       2.6 Liabilities. The Company and its subsidiaries, on a consolidated basis, have no liabilities and there are no contingent liabilities, required by generally accepted accounting principles to be disclosed on a balance sheet but that are not disclosed on the Company's audited balance sheet as of January 2, 2000 and/or on the Company's unaudited balance sheet as of July 2, 2000 except liabilities that would not have a Material Adverse Effect. Subsequent to July 2, 2000, the Company and its subsidiaries, on a consolidated basis, have not incurred any liabilities or any contingent liabilities required by generally accepted accounting principles to be disclosed on the Company's balance sheet except liabilities that would not have a Material Adverse Effect.

       2.7 Compliance with Other Instruments. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under or cause acceleration under any provision of the Restated Certificate or the bylaws of the Company or any instrument, judgment, order, writ, decree or contract to which the Company or any of its Subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Company or any of its Subsidiaries, the effect of which would (i) have a Material Adverse Effect, (ii) materially and adversely affect the ability of the Company and its Subsidiaries to perform their respective obligations under the Agreements or (iii) result in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its Subsidiaries.

       2.8 Material Agreements. The Company has filed with the SEC all agreements in existence as of the date of this Agreement that (a) define or affect the rights of security holders of the Company in their capacity as security holders including, but not limited to, such security holders' voting rights, registration rights or standstill rights or obligations, other than
(i) the Agreement dated June 23, 2000 between the Company and WellPoint Health Networks Inc., (ii) the Tel-Drug Warrant and (iii) the Amazon Warrant or (b) are required to be filed under Item 601 of Regulation S-K.

       2.9. Financial Statements. The financial statements of Company that have been delivered to the Investors (including those for the period ended July 2, 2000), (i) are in accordance with the books and records of Company and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP (except as discussed therein, the absence of footnotes for all unaudited periods and, in the case of audited financial statements, as approved by the relevant firm of accountants); and (iii) fairly present the consolidated financial position of Company as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein (except, in the case of financial statements for the period ended July 2, 2000, for normal year-end audit adjustments). None of the Company or any of the Company's Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations that are material in the aggregate, except as disclosed in the unaudited financial statements for the period ended July 2, 2000 (except for normal year-end audit adjustments). None of the Company or its Subsidiaries has any contingent obligations or liability for taxes that are material in the aggregate and that would be required to be reflected or reserved against in the latest balance sheet of the Company, except as disclosed in the unaudited financial statements for the period ended July 2, 2000 (except for normal year-end audit adjustments).

       2.10. Investment Company. None of Company or its Subsidiaries is subject to regulation under the Investment Company Act of 1940, or to any federal or state statute or regulation limiting its ability to incur indebtedness.

       2.11. SEC Reporting; Information Provided. As of the date each was filed, none of the Company's registration statements, reports or other filings made with the Securities and Exchange Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither this agreement nor any document, certificate or instrument furnished to any of the Purchasers by or on behalf of the Company when taken in conjunction with any supplemental or revised information furnished to any of the Purchasers in writing prior to the date hereof contains any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements in such documents, certificates, instruments or other information provided, in light of the circumstances in which they were made, not misleading, except that with respect to any projected financial information, the Company only represents that it was prepared in good faith and the Company reasonably believes that the assumptions made in preparing such projections were reasonable as of the date of such projections.

       2.12. Absence of Certain Changes. Since July 2, 2000, no event has occurred and no condition exists which would have a Material Adverse Effect, other than (i) any change in the price of the Common Stock or (ii) changes in general economic conditions or conditions affecting the Company's industry generally.

       2.13. Real Property Holding Company. The Company is not, and has not been, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), during the applicable period described in Section 897(c)(1)(A)(ii) of the Code.

       2.14 Form S-3 Eligibility. The Company and the transactions contemplated by Section 6.2 of this Agreement meet the requirements for using Form S-3 under the Securities Act for resale.

  3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company with respect to itself that:

       3.1 Authorization. Such Purchaser has full power and authority to enter into and deliver this Agreement, and this Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and except as may be limited by Section 6.2(c).

       3.2 Litigation. There is no action, suit, proceeding or investigation pending or, to the Purchaser's knowledge, currently threatened against the Purchaser or any of its subsidiaries that questions the validity of this Agreement or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby nor is the Purchaser aware that there is any basis for the foregoing. Neither the Purchaser nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that challenges the validity of this Agreement or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby.

       3.3 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the governing documents of the Purchaser or any instrument, judgment, order, writ, decree or contract to which the Purchaser or any of its subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Purchaser or any of its subsidiaries, the effect of which would have a material adverse effect on the ability of the Purchaser and its subsidiaries to perform their respective obligations under this Agreement or result in the creation of any lien, charge or encumbrance upon any assets of the Purchaser or any of its subsidiaries.

       3.4 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Preferred Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or public distribution of any part thereof in violation of any requirements of the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any Preferred Stock purchased hereunder, including, without limitation, entering into any arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction is to be settled by delivery of Preferred Stock, Common Stock or other securities, in cash or otherwise. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Preferred Stock or the Common Stock issuable upon conversion thereof.

       3.5 Disclosure of Information. The Purchaser (i) has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Preferred Stock with the Company's management and (ii) has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions and reviews, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business that it believes to be material.

       3.6 Restricted Securities. The Purchaser understands that the Preferred Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the shares of Preferred Stock are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the shares of Preferred Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Preferred Stock for resale except with regards to the Common Stock issuable upon conversion of the Preferred Stock as set forth in Section 6.2 hereof. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Preferred Stock, and on requirements relating to the Company that are outside of the Purchaser's control, and that the Company is under no obligation, and may not be able, to satisfy.

       3.7 Legends. The Purchaser understands that the Preferred Stock, and any securities issued in respect thereof, may bear one or all of the following legends:

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A

FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) Any legend required by the "Blue Sky" laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

       3.8 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

  4. Conditions of the Purchasers' Obligations at Closing. The obligations of the Purchasers to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by each Purchaser:

       4.1 Representations and Warranties. The representations and warranties of the Company shall be true and correct on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except with respect to the representations and warranties contained in Section 2.2(b), 2.2(c) and the first sentence of Section 2.2(e), which shall be true and correct in all material respects as of the date of the Closing).

       4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and the Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

       4.3 Reservation of Shares. The Preferred Stock issuable pursuant to this Agreement shall have been duly authorized and reserved for issuance at the Closing. The Common Stock issuable upon conversion of the Preferred Stock pursuant to the Certificate of Designations shall have been duly authorized and reserved for issuance at the Closing.

       4.4 Compliance Certificate. The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

       4.5 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Preferred Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act").

       4.6 Opinion of Company Counsel. The Purchasers at the Closing shall have received from Simpson Thacher & Bartlett, counsel for the Company, an opinion dated as of the Closing covering the matters set forth on Exhibit C.

       4.7 Common Stock Purchase Agreement. The Company and the purchasers parties thereto shall have executed and delivered the Common Stock Purchase Agreement covering the purchase of at least 8,101,265 shares of Common Stock.

       4.8 Delivery of Voting Agreements. Each person listed on Exhibit D hereto shall have executed and delivered to the Purchasers a voting agreement in the form attached hereto an Exhibit E (each, a "Voting Agreement") to the effect that such person will vote its shares of Common Stock at the Stockholder Meeting (as defined) in favor of the approval of the issuance of the Common Stock issuable upon conversion of the Preferred Stock. The persons delivering Voting Agreements shall represent a majority of the Common Stock.

       4.9 Minimum Investment at Closing. At the Closing, Purchasers investing at least $62,682,825 in the aggregate in the Company under the Agreements shall have wired their respective investments in the Company into an escrow account maintained by Brobeck, Phleger & Harrison or an escrow agent mutually agreeable to the Company and purchasers of the majority of the Preferred Stock for delivery to the Company, or shall be otherwise legally obligated to wire such amounts to the Company, before any Purchaser is obligated to close.

       4.10. Opinion of General Counsel to the Company. The Purchasers at the Closing shall have received from the General Counsel of the Company an opinion dated as of the Closing covering the matters set forth on Exhibit F.

  5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

       5.1 Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except to the extent such representations and warranties speak as of the date of this Agreement, in which case they shall be true and correct in all material respects on and as of the date of this Agreement).

       5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

       5.3 Compliance Certificate. A senior executive officer of each of the Purchasers shall deliver to the Company at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

       5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Preferred Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the HSR Act.

       5.5 Common Stock Purchase Agreement. The Company and the purchasers parties thereto shall have executed and delivered the Common Stock Purchase Agreement covering the purchase of at least 8,101,265 shares of Common Stock.

       5.6 Delivery of Voting Agreements. Each person listed on Exhibit D hereto shall have executed and delivered to the Purchasers a Voting Agreement. The persons delivering Voting Agreements shall represent a majority of the Common Stock.

  6. Covenants.

       6.1 HSR Act Filings. As soon as practicable after the execution of this Agreement, the Company and each relevant Purchaser will separately file with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission pursuant to the HSR Act all requisite documents and notifications in order to provide for the issuance and sale of the Preferred Stock pursuant to this Agreement. The parties will cooperate and coordinate with one another in exchanging information and providing reasonable assistance as the other party may request in connection with the foregoing.

       6.2 Registration Rights. (a) The Company hereby agrees: (i) to use its best efforts to file a resale shelf registration statement (the "Registration Statement") under the Securities Act as soon as reasonably practicable covering resales of the Common Stock to be issued upon conversion of the Preferred Stock (such shares of Common Stock, the "Conversion Stock") by the Purchasers and the Stock to be issued pursuant to the Common Stock Purchase Agreement, (ii) to use its best efforts to cause the Registration Statement to be declared effective as soon as reasonably practicable but in any event within 60 days of Closing and (iii) to maintain the effectiveness of the Registration Statement until the earlier of (x) the eighteen month anniversary of the effective date of the Registration Statement and (y) the date on which all shares of Conversion Stock have been resold by the Purchasers. At any time when the Registration Statement is effective, the Board of Directors of the Company may determine, as indicated in a certificate signed by any Director of the Company, the Chief Financial Officer of the Company or the Secretary of the Company, to suspend offers and sales by Purchasers under the Registration Statement if an event has occurred or is reasonably likely to occur that would require additional disclosure by the Company and that the Company has a bona fide business purpose for keeping confidential, and the nondisclosure of which would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements. The Company shall give the Purchasers written notice of the Board of Directors' determination and the Purchasers agree to suspend offers and sales under the Registration Statement until the Company has delivered a subsequent notice to the Purchasers revoking its prior notice; provided, however, that the eighteen month period during which the Registration Statement is required to be effective shall be extended by the number of days of such suspensions. The Company may not revoke the ability of Purchasers to make offers and sales under the Registration Statement more than three times or for more than 90 days in the aggregate.

  (b) For the period during which the Registration Statement is effective, the Company shall:

    (i) furnish to the Purchaser with respect to the Conversion Stock registered under the Registration Statement (and to each underwriter, if any, of such Conversion Stock) such reasonable number of copies of prospectuses in order to facilitate the public sale or other disposition of all or any of the Conversion Stock by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

    (ii) during the period when such prospectuses are required to be delivered under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

    (iii) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

    (iv) authorize for listing on the Nasdaq National Market the shares of Conversion Stock by filing with the Nasdaq National Market a Notification of Listing of Additional Shares (or such other form, if any, as may be required by the Nasdaq National Market) as soon as reasonably practicable after the filing of the Registration Statement or otherwise in accordance with the rules and regulations of the Nasdaq National Market; and

    (v) bear all expenses in connection with the procedures in this Section
  6.2 and the registration of the Conversion Stock pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any.

  (c) For purposes of this Section 6.2(c), the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 6.2(a).

    (i) The Company agrees to indemnify and hold harmless each of the Purchasers and each of their respective directors, officers, members and partners, and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers and each of their respective directors, officers, members and partners, or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including the preliminary or final prospectus any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the rules and regulations of the Commission under the Securities Act (the "Regulations"), or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any failure of the Company to perform its obligations under or a violation of the Securities Act, the Exchange Act or any state securities law, and will reimburse each Purchaser and each of their respective directors, officers, members and partners, and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon
  (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in this Section 6.2 respecting the sale of the Stock, or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

    (ii) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Regulations, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any failure of such Purchaser to perform its obligations under the Securities Act, the Exchange Act or any state securities law, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein.

    (iii) Promptly after receipt by an indemnified party under this Section 6.2(c) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.2(c) promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 6.2(c) or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.2(c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

    (iv) If the indemnification provided for in this Section 6.2 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (i),
  (ii) or (iii) of this Section 6.2(c) in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the Company and such Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (iii) of this Section 6.2(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (iii) of this Section 6.2(c) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (iii) for purposes of indemnification. Notwithstanding the provisions of this Section 6.2(c)(iv), no Purchaser shall be required to contribute any amount in excess of the net proceeds of the offering received by such Purchaser, except in the case of willful fraud by such Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
  Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 6.2(c)(iv) are several and not joint.

       6.3 Stockholder Meeting. The Company shall cause (i) a special meeting of its common stockholders (the "Stockholder Meeting") to be held as soon as practicable but in no event later than three months from the Closing, for the purpose of approving the conversion of the Preferred Stock issued pursuant to this Agreement into Common Stock or (ii) the holders of the requisite number of shares of Common Stock to deliver written consents approving the conversion of the Preferred Stock into Common Stock (the action called for in (i) and (ii), the "Stockholder Approval").

  7. Miscellaneous.

       7.1 Survival of Warranties. The warranties and representations of the Company and the Purchasers contained herein shall terminate on the second anniversary of the Closing.

       7.2 Transfer; No Third Party Beneficiaries. This Agreement and each party's rights and obligations hereunder shall not be assigned without the prior written consent of the other party; provided, that a Purchaser may transfer its rights hereunder to an affiliate, so long as such affiliate agrees in writing to be bound by all obligations under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

       7.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

       7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

       7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

       7.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with copies to the General Counsel of the Company at the address of the Company set forth below and Simpson Thacher & Bartlett, 3373 Hillview Avenue, Suite 250, Palo Alto, CA 94304, Attention: William H. Hinman, telecopy no: (650)-251-5002).

       7.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

       7.8 Fees and Expenses. Except as otherwise specifically provided herein, the Company and the Purchasers shall pay their respective fees and other expenses in connection with the negotiation, execution, delivery and performance of the Agreements.

       7.9 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

       7.10 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and each of the Purchasers. Any amendment or waiver effected in accordance with this Section
7.10 shall be binding upon each Purchaser and each transferee of the Preferred Stock, each future holder of all such Preferred Stock, each transferee and future holder of Common Stock issued upon conversion of Preferred Stock and the Company.

       7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

       7.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

       7.13 Entire Agreement. This Agreement, and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

       7.14 Confidentiality. Except as provided below, each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of the Agreements, discussions or negotiations relating to the Agreements, the performance of its obligations thereunder or the ownership of Stock purchased hereunder. The provisions of this Section 7.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated by the Agreements. Notwithstanding the foregoing, nothing herein shall prevent any party from disclosing (i) such information that has been publicly disclosed, (ii) such information that becomes available to the party on a non-confidential basis from a source other than the other party hereto, provided that such source is not bound by a confidentiality agreement with such other party, (iii) information required to be disclosed pursuant to subpoena or other court process or otherwise required to be disclosed by law or the regulations of any securities exchange (provided that, to the extent practicable, advance notice is given to the party whose confidential information is to be disclosed so that such party can attempt to obtain a protective order) and (iv) such information that was known to the party prior to its first receipt from the other party.

       7.15 Publicity. After the execution of this Agreement, any of the parties may issue a press release disclosing that the Purchasers have agreed to invest in the Company and the terms of the future relationship between the parties in a form approved by the other party, which approval will not be unreasonably withheld, conditioned or delayed. In addition, any party may disclose such information regarding the Purchasers' investment and the relationship between the parties as required by law or the regulations of any securities exchange.

       7.16 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

    (i) at any time by mutual written consent of the Company and each of the Purchasers; or

    (ii) by any party hereto if the Closing does not occur on or prior to October 31, 2000; (provided, that if on October 31, 2000 any authorization, approval or permit of any governmental authority or regulatory body of the United States or of any state that is required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement has not been obtained, then no party shall be entitled to terminate this Agreement pursuant to this clause (ii) until December 15, 2000 and then only if the Closing has not occurred on or prior to such date).

  Upon any such termination, this Agreement shall become void and of no further effect, except for Sections 7.3, 7.7, 7.8, 7.9, 7.14 and this Section
7.16 which shall survive such termination.

                         [Signature Page Follows]

  The parties have executed this Preferred Stock Purchase Agreement as of the date first written above.


                                  COMPANY:

                                  DRUGSTORE.COM, INC.

                                  By:      /s/ David Rostov
                                      -------------------------------------

                                  Name:    David Rostov
                                        -----------------------------------

                                  Title:   Chief Financial Officer
                                         ----------------------------------

                                  Address: 13920 SE Eastgate Way, Suite 300
                                           --------------------------------
                                           Bellevue, WA 98005
                                  -----------------------------------------


                                  PURCHASERS:

                                  KLEINER PERKINS CAUFIELD & BYERS VIII, L.P.

                                  By:      KPCB VIII Associates, L.P.
                                      -------------------------------------
                                           General Partner

                                  By:      /s/ Brook H. Byers
                                      -------------------------------------

                                  Name:    Brook H. Byers
                                        -----------------------------------

                                  Title:   General Partner
                                         ----------------------------------

                                  Address: 2750 Sand Hill Rd.
                                           --------------------------------
                                           Menlo Park, CA 94025
                                  -----------------------------------------

                                  KPCB VIII FOUNDERS FUND, L.P.

                                  By:      KPCB VIII Associates, L.P.
                                      -------------------------------------
                                           General Partner

                                  By:      /s/ Brook H. Byers
                                      -------------------------------------

                                  Name:    Brook H. Byers
                                        -----------------------------------

                                  Title:   General Partner
                                         ----------------------------------

                                  Address: 2750 Sand Hill Rd.
                                           --------------------------------
                                           Menlo Park, CA 94025
                                  -----------------------------------------

                                  VULCAN VENTURES INCORPORATED

                                  By:      /s/ William D. Savoy
                                      -------------------------------------

                                  Name:    William D. Savoy
                                        -----------------------------------

                                  Title:   President
                                         ----------------------------------

                                  Address: 110-100th Avenue, NE, Ste. 550
                                           --------------------------------
                                           Bellevue, WA 98004
                                  -----------------------------------------


                                  L. JOHN DOERR

                                  By:      L. John Doerr by
                                      -------------------------------------

                                  Name:    Barbara S. Hager
                                        -----------------------------------

                                  Title:   His attorney in fact
                                         ----------------------------------

                                           2995 Woodside Road
                                  Address: --------------------------------
                                           Woodside, CA 94052
                                  -----------------------------------------

            Signature Page to the Preferred Stock Purchase Agreement

                                   SCHEDULE I

                                                                     Purchase
     Purchaser                                                      Commitment
     ---------                                                      -----------
     Kleiner Perkins Caufield & Byers VIII L.P. ................... $14,178,000
     KPCB Founders Fund, L.P. ..................................... $   822,000
     L. John Doerr................................................. $ 5,000,000
     Vulcan Ventures Incorporated.................................. $ 2,682,825
                                                                    -----------
       Total....................................................... $22,682,825
                                                                    ===========

                                    EXHIBITS

 Exhibit A-- Certificate of Designation of Series 1 Preferred Stock
 Exhibit B-- Amended and Restated Certificate of Incorporation of the Company
 Exhibit C-- Matters to be covered in legal opinion of Simpson Thacher &
             Bartlett
 Exhibit D-- Persons to deliver Voting Agreements (attached hereto on page D-1)
 Exhibit E-- Form of Voting Agreement
 Exhibit F-- Matters to be covered in legal opinion of the General Counsel of the Company

                                                                     APPENDIX B

                          CERTIFICATE OF DESIGNATION

                                      of

                                   SERIES 1
                                PREFERRED STOCK

                                      of

                              DRUGSTORE.COM, INC.

            Pursuant to Section 151 of the General Corporation Law
                           of the State of Delaware

  drugstore.com, Inc., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Amended and Restated Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a series of its Preferred Stock, par value $0.0001 per share, designated as Series 1 Preferred Stock:

  RESOLVED, that a series of authorized Preferred Stock, par value $0.0001 per share, of the Corporation be hereby created, and that the designation and amount thereof and the powers, preferences and other rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

  Section 1. Designation and Amount.

  The shares of such series shall be designated as the "Series 1 Preferred Stock" (the "Series 1 Preferred Stock") and the number of shares constituting such series shall be 100,000 shares of Series 1 Preferred Stock. Section 11 below contains the definitions of certain defined terms used herein.

  Section 2. Dividends and Distributions.

       (a) The holders of shares of Series 1 Preferred Stock shall not be entitled to any dividends or distributions except as provided in Section 2(b).

       (b) In case the Corporation or any Subsidiary of the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin off) on the Common Stock, the holders of shares of Series 1 Preferred Stock shall be entitled to receive from the Corporation, with respect to each share of Series 1 Preferred Stock held, the same dividend or distribution received by a holder of the number of shares of Common Stock equal to one share multiplied by the Conversion Rate.

  Section 3. No Voting Rights.

  The holders of shares of Series 1 Preferred Stock shall not be entitled to vote on any matters involving the Corporation, except as may be required by law.

  Section 4. Mandatory Repurchase by the Corporation.

       (a) If the Stockholder Approval shall not have been received by May 1, 2001, then the Corporation shall repurchase from each holder of Series 1 Preferred Stock the number of shares of Series 1 Preferred Stock held by such holder on such date. Repurchases made pursuant to this Section 4(a) shall be effected on such date (or such other day upon which the holder and the Corporation may agree) and shall be an amount per share of Series 1 Preferred Stock equal to the Common Equivalent Amount in cash. The place of payment shall be at an office or agency fixed therefor by the Corporation or, if not fixed, at the principal executive office of the Corporation.

       (b) (i) On the date fixed for repurchase, each holder of shares of Series 1 Preferred Stock shall surrender the certificate representing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment in cash therefor provided in this
Section 4. Such shares shall no longer be deemed outstanding after such date and the holders thereof shall cease to be holders of Series 1 Preferred Stock of the Corporation and all rights whatsoever with respect to the shares so purchased shall terminate. As promptly as practicable, and in any event within three Business Days after the surrender of such certificate or certificates, the Corporation shall deliver or cause to be delivered cash in the amounts specified above to the holders of the Series 1 Preferred Stock. The repurchase shall be deemed to have been made at the close of business on the date of surrender of the certificate or certificates representing the shares of Series 1 Preferred Stock to be repurchased so that the rights of the holders as to the shares being repurchased shall cease except for the right to receive cash.

          (ii) If the cash legally available for such purchase is not sufficient to purchase all the shares of Series 1 Preferred Stock tendered to the Corporation for purchase pursuant to paragraph (a) of this Section 4, the Corporation shall purchase the greatest number of whole shares for which such funds are so available on a pro rata basis among all holders based on the ratio of the number of shares held by each of them to the aggregate amount of all shares so held, and the certificates representing the unpurchased shares shall be deemed not to be surrendered for repurchase, such unpurchased shares shall remain outstanding and the rights of the holders of shares of Series 1 Preferred Stock thereafter shall continue to be those of a holder of shares of the Series 1 Preferred Stock; provided, however, the Corporation shall thereafter be required to repurchase all such remaining shares at the first date it has sufficient funds legally available for such purpose at the price it would have paid at the date such shares were actually tendered and the Corporation shall give notice as aforesaid to each holder whose shares were not repurchased for such reason and such holder shall thereafter have the right to elect to have such shares repurchased, such election to be made within 30 days of receipt of such notice. For purposes of this Section, the Corporation shall be deemed not to have sufficient funds legally available for any such purchase if the Board of Directors reasonably determines that immediately after such repurchase the Corporation would be insolvent or if such repurchase would conflict with the terms or conditions of, or result in a default under, any instrument or agreement applicable to or binding upon the Corporation involving an amount in excess of twenty-five thousand dollars ($25,000).

       (c) Whenever the Corporation shall not have redeemed the shares of Series 1 Preferred Stock within five (5) Business Days of the date such redemption is required by Section 4(a), thereafter and until all redemption payments shall have been made, if and so long as any shares of Series 1 Preferred Stock remain outstanding, the Corporation shall not, nor shall it permit any of its Subsidiaries to: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series 1 Preferred Stock ("Junior Stock"), other than dividends or distributions payable in Junior Stock; (ii) redeem or purchase or otherwise acquire for consideration (other than Junior Stock) any shares of Junior Stock; or (iii) purchase or otherwise acquire for consideration any shares of Series 1 Preferred Stock, other than purchases ratably among all holders of the Series 1 Preferred Stock.

       (d) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (c) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

  Section 5. Conversion.

       (a) Upon receipt by the Corporation of the Stockholder Approval, all of the shares of Series 1 Preferred Stock shall be converted into shares of Common Stock as set forth in this Section 5. The Corporation shall send notice of mandatory conversion to each of the holders of the Series 1 Preferred Stock at such holder's address as it appears on the transfer books of the Corporation. Each share of Series 1 Preferred Stock shall be converted into a number of fully paid and nonassessable shares of Common Stock equal to the Conversion Rate then in effect.

       (b) On the date fixed for conversion, each holder of shares of Series 1 Preferred Stock shall surrender the certificate representing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive the number of shares of Common Stock provided in this
Section 5. Such shares of Series 1 Preferred Stock shall no longer be deemed outstanding after such date and the holders thereof shall cease to be holders of Series 1 Preferred Stock of the Corporation and all rights whatsoever with respect to such shares so purchased shall terminate. The conversion shall be deemed to have been made at the close of business on the date of surrender of the certificate or certificates representing the shares of Series 1 Preferred Stock to be converted so that the rights of the holders as to the shares being converted shall cease except for the right to receive Common Stock as set forth in this Section 5.

  Section 6. Reacquired Shares.

  Any shares of Series 1 Preferred Stock purchased, converted or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and, if necessary to provide for the lawful purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of the State of Delaware. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, par value $0.0001 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $0.0001 per share, of the Corporation.

  Section 7. Liquidation, Dissolution or Winding Up; Reorganizations.

       (a) If the Corporation shall adopt a plan of liquidation or of dissolution, or commence a voluntary case under the Federal bankruptcy laws or any other applicable state or Federal bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in any involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of ninety
(90) consecutive days and on account of such event the Corporation shall liquidate, dissolve or wind up, or upon any other liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of Junior Stock, unless prior thereto, the holders of shares of Series 1 Preferred Stock shall have received in cash the Liquidation Preference. After the payment of the Liquidation Preference, holders of the Series 1 Preferred Stock shall participate on an as-converted basis in the distribution of the entire remaining assets and funds of the Corporation legally available for distribution, if any. A sale or other disposition of all or substantially all of the assets of the Corporation in one transaction or series of related transactions shall be deemed to be a "liquidation" within the meaning of this
Section 7 unless approved by the Requisite Holders.

       (b) Upon the occurrence of a consolidation, merger, corporate reorganization, recapitalization or other similar transaction as a result of which the beneficial holders of the Corporation's Common Stock immediately prior to such transaction do not hold, directly or indirectly, in excess of 50% of the combined voting securities entitled to vote generally in the election of the directors of the surviving or resulting corporation immediately after such transaction (such occurrence, a "Change of Control Event"), then, as part of such Change of Control Event, provision shall be made so that the holders of the Series 1 Preferred Stock shall receive the same consideration from such Change of Control Event as is received by the holders of Common Stock of the Corporation (based upon the number of shares of Common Stock deliverable to the holders of the Series 1 Preferred Stock at the then-applicable Conversion Rate).

  Section 8. Rank.

       The Series 1 Preferred Stock shall rank, with respect to dividend rights and rights upon liquidation, winding up and dissolution, junior to all classes and series of the Corporation's preferred stock authorized or outstanding on the date of initial issuance of the Series 1 Preferred Stock. Other than in respect of the Liquidation Preference, as to which it shall rank senior to the Common Stock, the Series 1 Preferred Stock shall rank pari passu with all classes of Common Stock.

  Section 9. Other Covenants.

      (a) Transfer Taxes. The Corporation shall pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Series 1 Preferred Stock and other securities. The Corporation shall not, however, be required to pay any income tax or tax that may be payable in respect of any transfer involved in the issue or delivery of Series 1 Preferred Stock (or other securities or assets) in a name other than that in which the shares of Series 1 Preferred Stock so exchanged were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

      (b) Prior Notice of Certain Events. In case:

         (i) the Corporation shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

         (ii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

         (iii) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed with the transfer agent for the Series 1 Preferred Stock, and shall cause to be mailed to the holders of record of the Series 1 Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least fifteen days prior to the applicable record date hereinafter specified, a notice stating, as the case may be, (x) the record date (if any) for the purpose of such dividend, distribution, redemption, repurchase or granting of rights or warrants or, if no record date is to be set, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date, if any, as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

  Section 10. Severability of Provisions.

  Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

  Section 11. Definitions.

  For the purposes of the Certificate of Designation of Series 1 Preferred Stock that embodies this resolution:

      (a) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

      (b) "Capital Stock" shall mean (i) in the case of a corporation, corporate stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing person.

      (c) "Closing Price" per share of Common Stock on any date shall mean the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the Nasdaq National Market or, if the Common Stock is not listed on the Nasdaq National Market, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the Closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors.

      (d) "Common Equivalent Amount" shall mean the product of the Current Market Price and the Conversion Rate.

      (e) "Common Stock" shall mean the common stock, par value $0.0001 per share, of the Corporation.

      (f) "Conversion Rate" shall mean 100; provided, however, that in case the Corporation shall at any time or from time to time after the original issuance of the Series 1 Preferred Stock declare a dividend, or make a distribution, on the outstanding shares of Common Stock in either case, in shares of Common Stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then, and in each such case, the Conversion Rate in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted by multiplying the Conversion Rate by a fraction, the numerator of which is the number of shares of Common Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this definition shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such corporate action becomes effective.

      (g) "Current Market Price" per share of Common Stock on any date shall mean the average of the Closing Prices of a share of Common Stock for the five
(5) consecutive Trading Days ending on the date in question. If on any such Trading Day the Common Stock is not quoted by any organization referred to in the definition of Closing Price, the fair value of the Common Stock on such day, as reasonably determined in good faith by the Board of Directors of the Corporation, shall be used.

      (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      (i) "Liquidation Preference" shall mean an amount per share of Series 1 Preferred Stock equal to $5.00; provided, however, that in case the Corporation shall at any time or from time to time declare a dividend, or make a distribution, on the outstanding shares of Series 1 Preferred Stock in either case, in shares of Series 1 Preferred Stock, or effect a subdivision, combination, consolidation or reclassification of the outstanding shares of Series 1 Preferred Stock into a greater or lesser number of shares of Series 1 Preferred Stock, then, and in each such case, the Liquidation Preference in effect immediately prior to such event or the record date therefor, whichever is earlier, shall be adjusted by multiplying the Liquidation Preference by a fraction, the numerator of which is the number of shares of Series 1 Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series 1 Preferred Stock outstanding immediately after such event. An adjustment made pursuant to this definition shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Series 1 Preferred Stock entitled to receive such dividend or distribution, or (y) in the case of any such subdivision, reclassification, consolidation or combination, at the close of business on the day upon which such corporate action becomes effective.

       (j) "Person" shall mean an individual, partnership, corporation, limited liability company or partnership, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

       (k) "Requisite Holders" shall mean the holders of sixty-seven percent (67%) of the then-outstanding shares of Series 1 Preferred Stock.

       (l) "Stock Purchase Agreement" shall mean that certain Series 1 Stock Purchase Agreement dated as of July 30, 2000 by and among the Corporation and the purchasers of the Series 1 Preferred Stock parties thereto.

       (m) "Stockholder Approval" shall mean the approval of the stockholders of the Corporation to convert the shares of Series 1 Preferred Stock issued pursuant to the Stock Purchase Agreement into Common Stock.

       (n) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

       (o) "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is quoted, listed or admitted to trading is open for the transaction of business or, if the Common Stock is not quoted, listed or admitted to trading on any national securities exchange (including the Nasdaq Stock Market), any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                 [Remainder of Page Intentionally Left Blank]

  IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series 1 Preferred Stock to be duly executed by its President this 2nd day of August, 2000.

                                                  /s/ David E. Rostov
                                          -------------------------------------
                                                     David E. Rostov,
                                              Vice President, Chief Financial
                                                   Officer and Treasurer

                                                                     APPENDIX C

                              DRUGSTORE.COM, INC.

                           STOCK PURCHASE AGREEMENT

  This Stock Purchase Agreement (this "Agreement") is made as of July 30, 2000 by and among drugstore.com, inc., a Delaware corporation (the "Company"), and the investors listed on Schedule I attached hereto (each a "Purchaser" and together the "Purchasers").

  The parties hereby agree as follows:

  1. Purchase and Sale of Common Stock.

       1.1 Sale and Issuance of Common Stock.

       1.2 Subject to the terms and conditions of this Agreement, each of the Purchasers agrees to purchase and the Company agrees to sell and issue to such Purchaser that number of shares of Common Stock, par value $0.0001, of the Company (the "Common Stock"), determined by dividing the Purchase Commitment listed opposite such Purchaser's name on Schedule I by $4.9375. The Company shall have the right to amend Schedule I hereto to add additional Purchasers at any time prior to the Closing, and any such Purchasers shall become parties to this Agreement. The shares of Common Stock issued to the Purchasers pursuant to this Agreement are hereinafter referred to as the "Stock."

          (a) The Common Stock shall have the rights and restrictions as set forth in the Amended and Restated Certificate of Incorporation of drugstore.com, inc. (the "Restated Certificate") attached hereto as Exhibit A.

          (b) The parties hereto acknowledge that, concurrently herewith, the Company is entering into a Series 1 Preferred Stock Purchase Agreement with the several purchasers listed on Schedule I thereto (the "Preferred Stock Purchase Agreement"), pursuant to which such purchasers have agreed to purchase, subject to the terms and conditions of the Preferred Stock Purchase Agreement, at least 45,939 shares of Series 1 Preferred Stock, par value $0.0001 per share, of the Company (the "Series 1 Preferred Stock"), having the rights, privileges, preferences and restrictions set forth in the Certificate of Designations of the Series 1 Preferred Stock attached hereto as Exhibit B (the "Certificate of Designations.") Upon the receipt of the approval of the stockholders of the Company, the shares of Series 1 Preferred Stock shall be converted into shares of Common Stock.

       1.3 Closing; Delivery.

          (a) The purchase and sale of the Stock shall take place at the offices of Simpson Thacher & Bartlett (or such other location mutually agreeable to the parties hereto) no later than 5 business days after the satisfaction or (subject to applicable law) waiver of the conditions set forth in Sections 4 and 5 (excluding conditions that, by their terms, cannot be satisfied until the Closing) (which time and place are designated as the "Closing").

          (b) At the Closing, the Company shall deliver to each Purchaser a certificate or certificates for the number of shares of the Stock to be purchased by such Purchaser pursuant to this Agreement against delivery of the consideration therefor, by wire transfer of immediately available funds to the Company's bank account.

  2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser that:

       2.1 Good Standing. Each of Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified could reasonably be expected to have a material adverse effect on the business, assets, operations or financial condition of the Company ("Material Adverse Effect").

       2.2 Capitalization.

          (a) The authorized capital of the Company consists of 250,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock, $0.0001 per share (the "Preferred Stock"). The Common Stock has the rights, preferences and privileges set forth in the Company's Restated Certificate, and the Preferred Stock has the rights, preferences and privileges set forth in the Certificate of Designations.

          (b) As of the date of this Agreement, 52,962,714 shares of Common Stock and no shares of Preferred Stock are issued and outstanding. All of the outstanding shares of Common Stock have been, and when issued and paid for in accordance with the terms of this Agreement the Stock will be, validly issued, duly authorized, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws (in the case of the issuance of the Stock, based in part upon the representations of the Purchasers in Sections 3.4, 3.5, 3.6, 3.7 and 3.8). All of the shares of Series 1 Preferred Stock, when issued and paid for in accordance with the terms of the Preferred Stock Purchase Agreement, will be validly issued, duly authorized, fully paid and nonassessable, and issued in compliance with all applicable federal and state securities laws (based in part upon the representations of the purchasers thereof contained in the Preferred Stock Purchase Agreement).

          (c) As of the date of this Agreement (i) 17,509,148 shares of Common Stock are reserved for issuance under the Company's 1998 Stock Plan (of which 8,000 shares have been issued pursuant to restricted stock agreements, 890,839 shares are issuable under outstanding options that are currently exercisable, 10,367,423 shares are issuable under other outstanding options that are not currently exercisable and 6,250,886 shares remain available for future grants), (ii) 32,404 shares of Common Stock are reserved for issuance under the Company's Beauty.com Inc. Stock Plan (of which 9,606 shares are issuable under outstanding options, all of which are currently exercisable and 22,798 remain available for future grants) and (iii) 1,000,000 shares of Common Stock are reserved for issuance under the Company's 1999 Employee Stock Purchase Plan (of which 87,719 have been issued to date).

          (d) Except for the conversion privileges of the Series 1 Preferred Stock and except as set forth in (i) the warrant to purchase 500,000 shares of Common Stock issued on June 26, 2000 to Tel-Drug, Inc. (the "Tel-Drug Warrant") and (ii) the warrant to purchase 2,500,000 shares of Common Stock issued on July 30, 2000 to Amazon.com, Inc. (the "Amazon Warrant"), as of the date of this Agreement there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, oral or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.

          (e) The Stock shall constitute 14.25% of the Common Stock outstanding as of the date of this Agreement, assuming (i) all warrants for Common Stock outstanding as of the date of this Agreement have been exercised for Common Stock, (ii) all options to purchase Common Stock outstanding as of the date of this Agreement that are exercisable as of the date of this Agreement have been exercised for Common Stock and (iii) all other rights outstanding as of the date of this Agreement to acquire Common Stock or securities convertible into Common Stock have been exercised for or converted into Common Stock. The Company's only subsidiaries are DS Pharmacy, Inc., DS Non-Pharmaceutical Sales, Inc., DS Distribution, Inc., DSGC Idaho, Inc., Beauty.com, Inc. and Beauty.com Sales, Inc. (each a "Subsidiary" and together, the "Subsidiaries").

       2.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Preferred Stock Purchase Agreement (collectively, the "Agreements") and the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Series 1 Preferred Stock has been taken or will be taken prior to the Closing (subject, in the case of the conversion of the Series 1 Preferred Stock into Common Stock, to the receipt of the Stockholder Approval (as defined herein)), and the Agreements, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and except as may be limited by Section 6.2(c).

       2.4 Valid Issuance of Stock. The Stock that will be issued to the Purchaser at Closing will have been duly and validly reserved for issuance and, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series 1 Preferred Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Preferred Stock Purchase Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

       2.5 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that (i) questions the validity of the Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into them, or to consummate the transactions contemplated hereby or thereby nor is the Company aware that there is any basis for the foregoing or (ii) if adversely determined, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that (i) challenges the validity of the Agreements or the right of the Company or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby and thereby or (ii) would have a Material Adverse Effect.

       2.6 Liabilities. The Company and its subsidiaries, on a consolidated basis, have no liabilities and there are no contingent liabilities, required by generally accepted accounting principles to be disclosed on a balance sheet but that are not disclosed on the Company's audited balance sheet as of January 2, 2000 and/or on the Company's unaudited balance sheet as of July 2, 2000 except liabilities that would not have a Material Adverse Effect. Subsequent to July 2, 2000, the Company and its subsidiaries, on a consolidated basis, have not incurred any liabilities or any contingent liabilities required by generally accepted accounting principles to be disclosed on the Company's balance sheet except liabilities that would not have a Material Adverse Effect.

       2.7 Compliance with Other Instruments. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby and thereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under or cause acceleration under any provision of the Restated Certificate or the bylaws of the Company or any instrument, judgment, order, writ, decree or contract to which the Company or any of its Subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Company or any of its Subsidiaries, the effect of which would (i) have a Material Adverse Effect, (ii) materially and adversely affect the ability of the Company and its Subsidiaries to perform their respective obligations under the Agreements or (iii) result in the creation of any material lien, charge or encumbrance upon any assets of the Company or any of its Subsidiaries.

       2.8 Material Agreements. The Company has filed with the SEC all agreements in existence as of the date of this Agreement that (a) define or affect the rights of security holders of the Company in their capacity as security holders including, but not limited to, such security holders' voting rights, registration rights or standstill rights or obligations, other than
(i) the Agreement dated June 23, 2000 between the Company and WellPoint Health Networks Inc., (ii) the Tel-Drug Warrant and (iii) the Amazon Warrant or (b) are required to be filed under Item 601 of Regulation S-K.

       2.9. Financial Statements. The financial statements of Company that have been delivered to the Investors (including those for the period ended July 2, 2000), (i) are in accordance with the books and records of Company and its Subsidiaries, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP (except as discussed therein, the absence of footnotes for all unaudited periods and, in the case of audited financial statements, as approved by the relevant firm of accountants); and

(iii) fairly present the consolidated financial position of Company as of the dates presented therein and the results of operations, changes in financial positions or cash flows, as the case may be, for the periods presented therein (except, in the case of financial statements for the period ended July 2, 2000, for normal year-end audit adjustments). None of the Company or any of the Company's Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations that are material in the aggregate, except as disclosed in the unaudited financial statements for the period ended July 2, 2000 (except for normal year-end audit adjustments). None of the Company or its Subsidiaries has any contingent obligations or liability for taxes that are material in the aggregate and that would be required to be reflected or reserved against in the latest balance sheet of the Company, except as disclosed in the unaudited financial statements for the period ended July 2, 2000 (except for normal year-end audit adjustments).

       2.10. Investment Company. None of Company or its Subsidiaries is subject to regulation under the Investment Company Act of 1940, or to any federal or state statute or regulation limiting its ability to incur indebtedness.

       2.11. SEC Reporting; Information Provided. As of the date each was filed, none of the Company's registration statements, reports or other filings made with the Securities and Exchange Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither this agreement nor any document, certificate or instrument furnished to any of the Purchasers by or on behalf of the Company when taken in conjunction with any supplemental or revised information furnished to any of the Purchasers in writing prior to the date hereof contains any untrue statement of a material fact or omits, or will omit, to state a material fact necessary to make the statements in such documents, certificates, instruments or other information provided, in light of the circumstances in which they were made, not misleading, except that with respect to any projected financial information, the Company only represents that it was prepared in good faith and the Company reasonably believes that the assumptions made in preparing such projections were reasonable as of the date of such projections.

       2.12. Absence of Certain Changes. Since July 2, 2000, no event has occurred and no condition exists which would have a Material Adverse Effect, other than (i) any change in the price of the Common Stock or (ii) changes in general economic conditions or conditions affecting the Company's industry generally.

       2.13. Real Property Holding Company. The Company is not, and has not been, a "United States real property holding corporation" within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), during the applicable period described in Section 897(c)(1)(A)(ii) of the Code.

       2.14 Form S-3 Eligibility. The Company and the transactions contemplated by Section 6.2 of this Agreement meet the requirements for using Form S-3 under the Securities Act for resale.

  3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company with respect to itself that:

       3.1 Authorization. Such Purchaser has full power and authority to enter into and deliver this Agreement, and this Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and except as may be limited by Section 6.2(c)..

       3.2 Litigation. There is no action, suit, proceeding or investigation pending or, to the Purchaser's knowledge, currently threatened against the Purchaser or any of its subsidiaries that questions the validity of this Agreement or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby nor is the Purchaser aware that there is any basis for the foregoing. Neither the Purchaser nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that challenges the validity of this Agreement or the right of the Purchaser or any of its subsidiaries, as applicable, to enter into this Agreement, or to consummate the transactions contemplated hereby.

       3.3 Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of the governing documents of the Purchaser or any instrument, judgment, order, writ, decree or contract to which the Purchaser or any of its subsidiaries is a party or by which it is bound, or any provision of any federal or state statute, rule or regulation applicable to the Purchaser or any of its subsidiaries, the effect of which would have a material adverse effect on the ability of the Purchaser and its subsidiaries to perform their respective obligations under this Agreement or result in the creation of any lien, charge or encumbrance upon any assets of the Purchaser or any of its subsidiaries.

       3.4 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Stock to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or public distribution of any part thereof in violation of any requirements of the Securities Act of 1933, as amended (the "Securities Act") or applicable state securities laws. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing any Stock purchased hereunder, including, without limitation, entering into any arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Stock.

       3.5 Disclosure of Information. The Purchaser (i) has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and
(ii) has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions and reviews, as well as any written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business that it believes to be material.

       3.6 Restricted Securities. The Purchaser understands that the Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the shares of Stock are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the shares of Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in Section 6.2 hereof. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company that are outside of the Purchaser's control, and that the Company is under no obligation, and may not be able, to satisfy.

       3.7 Legends. The Purchaser understands that the Stock, and any securities issued in respect thereof, may bear one or all of the following legends:

          (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR

INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) Any legend required by the "Blue Sky" laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

       3.8 Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

  4. Conditions of the Purchasers' Obligations at Closing. The obligations of the Purchasers to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived by each Purchaser:

       4.1 Representations and Warranties. The representations and warranties of the Company shall be true and correct on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except with respect to the representations and warranties contained in Section 2.2(b), 2.2(c) and the first sentence of Section 2.2(e), which shall be true and correct in all material respects as of the date of the Closing).

       4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and the Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements.

       4.3 Reservation of Shares. The Stock issuable pursuant to this Agreement shall have been duly authorized and reserved for issuance at the Closing.

       4.4 Compliance Certificate. The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1, 4.2 and 4.3 have been fulfilled.

       4.5 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act").

       4.6 Opinion of Company Counsel. The Purchasers at the Closing shall have received from Simpson Thacher & Bartlett, counsel for the Company, an opinion dated as of the Closing covering the matters set forth on Exhibit C.

       4.7 Preferred Stock Purchase Agreement. The Company and the purchasers parties thereto shall have executed and delivered the Preferred Stock Purchase Agreement covering the purchase of at least 45,939 shares of Series 1 Preferred Stock.

       4.8 Delivery of Lockup Agreements. Each person listed on Exhibit D hereto shall have executed and delivered to the Company a lockup agreement in the form attached hereto as Exhibit F (each, a "Lockup Agreement.")

       4.9 Delivery of Voting Agreements. Each person listed on Exhibit E hereto shall have executed and delivered to the Purchasers a voting agreement in the form attached hereto an Exhibit G (each, a "Voting Agreement") to the effect that such person will vote its shares of Common Stock at the Stockholder Meeting (as defined) in favor of the approval of the issuance of the Common Stock issuable upon conversion of the Series A Preferred Stock. The persons delivering Voting Agreements shall represent a majority of the Common Stock.

       4.10. Minimum Investment at Closing. At the Closing, Purchasers investing at least $62,682,825 in the aggregate in the Company under the Agreements shall have wired their respective investments in the Company into an escrow account maintained by Brobeck, Phleger & Harrison or an escrow agent mutually agreeable to the Company and purchasers of a majority of the Stock for delivery to the Company (or with respect to amounts to be wired by Hearst Communications Corp., as may be mutually agreed between Hearst Communications Corp. and the Purchasers), before any Purchaser is obligated to close.

       4.11 Opinion of General Counsel to the Company. The Purchasers at the Closing shall have received from the General Counsel of the Company an opinion dated as of the Closing covering the matters set forth on Exhibit H.

  5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Purchasers under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

       5.1 Representations and Warranties. The representations and warranties of the Purchasers contained in Section 3 shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except to the extent such representations and warranties speak as of the date of this Agreement, in which case they shall be true and correct in all material respects on and as of the date of this Agreement).

       5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

       5.3 Compliance Certificate. A senior executive officer of each of the Purchasers shall deliver to the Company at the Closing a certificate certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

       5.4 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing including, without limitation, the expiration or termination of all waiting periods under the HSR Act.

       5.5 Preferred Stock Purchase Agreement. The Company and the purchasers parties thereto shall have executed and delivered the Preferred Stock Purchase Agreement covering the purchase of at least 45,939 shares of Series 1 Preferred Stock.

       5.6 Delivery of Lockup Agreements. Each person listed on Exhibit D hereto shall have executed and delivered to the Company a Lockup Agreement.

       5.7 Delivery of Voting Agreements. Each person listed on Exhibit D hereto shall have executed and delivered to the Purchasers a Voting Agreement. The persons delivering Voting Agreements shall represent a majority of the Common Stock.

  6. Covenants.

       6.1 HSR Act Filings. As soon as practicable after the execution of this Agreement, the Company and each relevant Purchaser will separately file with the Antitrust Division of the United States Department of Justice and the United States Federal Trade Commission pursuant to the HSR Act all requisite documents and notifications in order to provide for the issuance and sale of the Stock pursuant to this Agreement. The parties will cooperate and coordinate with one another in exchanging information and providing reasonable assistance as the other party may request in connection with the foregoing.

       6.2 Registration Rights. (a) The Company hereby agrees: (i) to use its best efforts to file a resale shelf registration statement (the "Registration Statement") under the Securities Act as soon as reasonably practicable covering resales of the Stock by the Purchasers and resales of the Common Stock issuable upon conversion of the Series 1 Preferred Stock pursuant to the Preferred Stock Purchase Agreement, (ii) to use its best efforts to cause the Registration Statement to be declared effective as soon as reasonably practicable but in any event within 60 days of the Closing and (iii) to maintain the effectiveness of the Registration Statement until the earlier of
(x) the eighteen month anniversary of the effective date of the Registration Statement and (y) the date on which all shares of Stock have been resold by the Purchasers. At any time when the Registration Statement is effective, the Board of Directors of the Company may determine, as indicated in a certificate signed by any Director of the Company, the Chief Financial Officer of the Company or the Secretary of the Company, to suspend offers and sales by Purchasers under the Registration Statement if an event has occurred or is reasonably likely to occur that would require additional disclosure by the Company and that the Company has a bona fide business purpose for keeping confidential, and the nondisclosure of which would reasonably be expected to cause the Registration Statement to fail to comply with applicable disclosure requirements. The Company shall give the Purchasers written notice of the Board of Directors' determination and the Purchasers agree to suspend offers and sales under the Registration Statement until the Company has delivered a subsequent notice to the Purchasers revoking its prior notice; provided, however, that the eighteen month period during which the Registration Statement is required to be effective shall be extended by the number of days of such suspensions. The Company may not revoke the ability of Purchasers to make offers and sales under the Registration Statement more than three times or for more than 90 days in the aggregate.

  (b) For the period during which the Registration Statement is effective, the Company shall:

    (i) furnish to the Purchaser with respect to the Stock registered under the Registration Statement (and to each underwriter, if any, of such Stock) such reasonable number of copies of prospectuses in order to facilitate the public sale or other disposition of all or any of the Stock by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

    (ii) during the period when such prospectuses are required to be delivered under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

    (iii) file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

    (iv) authorize for listing on the Nasdaq National Market the shares of Stock by filing with the Nasdaq National Market a Notification of Listing of Additional Shares (or such other form, if any, as may be required by the Nasdaq National Market) as soon as reasonably practicable after the filing of the Registration Statement or otherwise in accordance with the rules and regulations of the Nasdaq National Market; and

    (v) bear all expenses in connection with the procedures in this Section
  6.2 and the registration of the Stock pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or underwriting discounts, brokerage fees and commissions incurred by the Purchaser, if any.

  (c) For purposes of this Section 6.2(c), the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 6.2(a).

    (i) The Company agrees to indemnify and hold harmless each of the Purchasers and each of their respective directors, officers, members and partners, and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers and each of their respective directors, officers, members and partners, or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in or incorporated by reference in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including the preliminary or final prospectus any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the rules and regulations of the Commission under the Securities Act (the "Regulations"), or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any failure of the Company to perform its obligations under or a violation of the Securities Act, the Exchange Act or any state securities law, and will reimburse each Purchaser and each of their respective directors, officers, members and partners, and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in this Section 6.2 respecting the sale of the Stock, or (iii) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

    (ii) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Regulations, or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any failure of such Purchaser to perform its obligations under the Securities Act, the Exchange Act or any state securities law, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein.

    (iii) Promptly after receipt by an indemnified party under this Section 6.2(c) of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.2(c) promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 6.2(c) or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.2(c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

    (iv) If the indemnification provided for in this Section 6.2 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (i),
  (ii) or (iii) of this Section 6.2(c) in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such loss, claim, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the Company and such Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (iii) of this Section 6.2(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (iii) of this Section 6.2(c) with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (iv); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (iii) for purposes of indemnification. Notwithstanding the provisions of this Section 6.2(c)(iv), no Purchaser shall be required to contribute any amount in excess of the net proceeds of the offering received by such Purchaser, except in the case of willful fraud by such Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations to contribute pursuant to this Section 6.2(c)(iv) are several and not joint.

       6.3 Stockholder Meeting. The Company shall cause (i) a special meeting of its common stockholders (the "Stockholder Meeting") to be held as soon as practicable but in no event later than three months from the Closing, for the purpose of approving the conversion of the Series 1 Preferred Stock issued pursuant to the Preferred Stock Purchase Agreement into Common Stock or (ii) holders of the requisite number of shares of Common Stock to deliver written consents approving the conversion of the Series 1 Preferred Stock issued pursuant to the Preferred Stock Purchase Agreement into Common Stock (the action called for in (i) and (ii), the "Stockholder Approval").

       6.4 No Waiver of Lockup Agreement. The Company shall not waive any provision of any Lockup Agreement without having obtained the prior consent of the holders of at least sixty-seven percent (67%) of the shares of Stock purchased hereunder; provided, that any Stock purchased hereunder by persons who have signed a Lockup Agreement shall not be deemed to be shares of Stock for purposes of this Section 6.4; and provided, further, that the Company shall not in any event waive any provision of any Lockup Agreement with respect to any person listed on Exhibit D without concurrently waiving the Lockup Agreement with respect to all persons listed on Exhibit D.

  7. Miscellaneous.

       7.1 Survival of Warranties. The warranties and representations of the Company and the Purchasers contained herein shall terminate on the second anniversary of the Closing.

       7.2 Transfer; No Third Party Beneficiaries. This Agreement and each party's rights and obligations hereunder shall not be assigned without the prior written consent of the other party; provided, that a Purchaser may transfer its rights hereunder to an affiliate, so long as such affiliate agrees in writing to be bound by all obligations under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

       7.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

       7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

       7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

       7.6 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice, and if to the Company, with copies to the General Counsel of the Company at the address of the Company set forth below and Simpson Thacher & Bartlett, 3373 Hillview Avenue, Suite 250, Palo Alto, CA 94304, Attention: William H. Hinman, telecopy no: (650)-251-5002), and if to any of Integral Capital Partners IV, L.P., Integral Capital Partners IV MS Side Fund, L.P., Integral Capital Partners V, L.P. and Integral Capital Partners V Side Fund, L.P. with a copy to Brobeck, Phleger & Harrison, Spear Street

Tower, One Market, San Francisco, CA 94105, Attention: Ronald Moskovitz, telecopy no: (415-442-1010), and if to the Baron Asset Fund or Baron Capital Funds Trust, with a copy to the Baron Asset Fund, 767 Fifth Avenue, 49th Floor, New York, NY 10153, Attention: Linda S. Martinson, Esq.

       7.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

       7.8 Fees and Expenses. The Company and the Purchasers shall pay their respective fees and other expenses in connection with the negotiation, execution, delivery and performance of the Agreements, provided that if the Closing occurs the Company will pay the reasonable fees and expenses of counsel for the Purchasers up to $20,000 in the aggregate.

       7.9 Attorney's Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

       7.10 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and each of the Purchasers. Any amendment or waiver effected in accordance with this Section
7.10 shall be binding upon each Purchaser and each transferee of the Stock, each future holder of all such Stock, and the Company.

       7.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

       7.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

       7.13 Entire Agreement. This Agreement, and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

       7.14 Confidentiality. Except as provided below, each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other party to which such party has been or shall become privy by reason of the Agreements, discussions or negotiations relating to the Agreements, the performance of its obligations thereunder or the ownership of Stock purchased hereunder. Notwithstanding the foregoing, nothing herein shall prevent any party from disclosing (i) such information that has been publicly disclosed, (ii) such information that becomes available to the party on a non-confidential basis from a source other than the other party hereto, provided that such source is not bound by a confidentiality agreement with such other party, (iii) information required to be disclosed pursuant to subpoena or other court process or otherwise required to be disclosed by law or the regulations of any securities exchange (provided that, to the extent practicable, advance notice is given to the party whose confidential information is to be disclosed so that such party can attempt to obtain a protective order) and (iv) such information that was known to the party prior to its first receipt from the other party. Notwithstanding the foregoing, the provisions of this Section 7.14 shall not be applicable to any Purchaser that has executed a separate Non-Disclosure Agreement with the Company (such agreement, a "Separate Agreement"), in which case the obligations of such Purchaser shall continue in accordance with the provisions of such Separate Agreement; provided, that the definition of "Confidential Information" in such Separate Agreement shall be deemed to include all non-public information received by the Purchaser to which such Purchaser shall become privy by reason of its ownership of Stock purchased hereunder. In the event of an express inconsistency between a Separate Agreement and this Agreement, then this Agreement shall govern.

       7.15 Publicity. After the execution of this Agreement, any of the parties may issue a press release disclosing that the Purchasers have agreed to invest in the Company and the terms of the future relationship between the parties in a form approved by the other party, which approval will not be unreasonably withheld, conditioned or delayed. In addition, any party may disclose such information regarding the Purchasers' investment and the relationship between the parties as required by law or the regulations of any securities exchange.

       7.16 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

    (i) at any time by mutual written consent of the Company and each of the Purchasers; or

    (ii) by any party hereto if the Closing does not occur on or prior to October 31, 2000; (provided, that if on October 31, 2000 any authorization, approval or permit of any governmental authority or regulatory body of the United States or of any state that is required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement has not been obtained, then no party shall be entitled to terminate this Agreement pursuant to this clause (ii) until December 15, 2000 and then only if the Closing has not occurred on or prior to such date).

  Upon any such termination, this Agreement shall become void and of no further effect, except for Sections 7.3, 7.7, 7.8, 7.9, 7.14 and this Section
7.16 which shall survive such termination.

                           [Signature Pages Follow]

  The parties have executed this Stock Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       DRUGSTORE.COM, INC.

                                       By:           /s/ David Rostov
                                           -------------------------------------
                                       Name:             David Rostov
                                             -----------------------------------
                                       Title:       Chief Financial Officer
                                              ----------------------------------

                                       Address: 13920 SE Eastgate Way, Suite 300
                                                --------------------------------
                                                     Bellevue, WA 98005
                                       -----------------------------------------





             Signature Page to the Common Stock Purchase Agreement

                                  PURCHASERS:

                                  Integral Capital Partners IV, L.P.
                                  By: Integral Capital Management IV,
                                   LLC, its General Partner


                                  By:        /s/ Pamela K. Hagenah
                                      -----------------------------------

                                  Name:      Pamela K. Hagenah
                                        ---------------------------------

                                  Title:     Manager
                                         --------------------------------

                                  Address:   2750 Sand Hill Road
                                           ------------------------------
                                             Menlo Park, CA 94025
                                  ---------------------------------------

                                  Integral Capital Partners IV MS Side
                                   Fund, L.P.
                                  By: Integral Capital Management NBT,
                                   LLC, its General Partner


                                  By:        /s/ Pamela K. Hagenah
                                      -----------------------------------

                                  Name:      Pamela K. Hagenah
                                        ---------------------------------

                                  Title:     Manager
                                         --------------------------------

                                  Address:   2750 Sand Hill Road
                                           ------------------------------
                                             Menlo Park, CA 94025
                                  ---------------------------------------

                                  Integral Capital Partners V, L.P.
                                  By: Integral Capital Management V,
                                   LLC, its General Partner


                                  By:        /s/ Pamela K. Hagenah
                                      -----------------------------------

                                  Name:      Pamela K. Hagenah
                                        ---------------------------------

                                  Title:     Manager
                                         --------------------------------

                                  Address:   2750 Sand Hill Road
                                           ------------------------------
                                             Menlo Park, CA 94025
                                  ---------------------------------------

                                  Integral Capital Partners V Side
                                   Fund, L.P.
                                  By: ICP Management V, LLC, its General
                                   Partner


                                  By:        /s/ Pamela K. Hagenah
                                      -----------------------------------

                                  Name:      Pamela K. Hagenah
                                        ---------------------------------

                                  Title:     Manager
                                         --------------------------------

                                  Address:   2750 Sand Hill Road
                                           ------------------------------
                                             Menlo Park, CA 94025
                                  ---------------------------------------


                                  HEARST COMMUNICATIONS, INC.


                                  By:        /s/ Alfred C. Sikes
                                      -----------------------------------

                                  Name:      Alfred C. Sikes
                                        ---------------------------------

                                  Title:      Vice President
                                         --------------------------------

                                  Address:   959 Eighth Avenue
                                           ------------------------------
                                             New York, NY 10019
                                  ---------------------------------------

                                  BARON ASSET FUND, on behalf of the Baron
                                   iOpportunity Fund series


                                  By:        /s/ Mork Schaja
                                      -----------------------------------

                                  Name:      Mork Schaja
                                        ---------------------------------

                                  Title:     President
                                         --------------------------------

                                  Address:   767 Fifth Avenue, 49th Floor
                                           ------------------------------
                                             New York, NY 10153
                                  ---------------------------------------

                                  BARON ASSET FUND, on behalf of the
                                   Baron Growth Fund series


                                  By:        /s/ Mork Schaja
                                      -----------------------------------

                                  Name:      Mork Schaja
                                        ---------------------------------

                                  Title:     President
                                         --------------------------------

                                  Address:   767 Fifth Avenue, 49th Floor
                                           ------------------------------
                                             New York, NY 10153
                                  ---------------------------------------


                                  BARON CAPITAL FUNDS TRUST, on behalf of
                                   the Baron Capital Asset Fund series


                                  By:        /s/ Linda S. Martinson
                                      -----------------------------------

                                  Name:      Linda S. Martinson
                                        ---------------------------------

                                  Title:     V.P. & General Counsel
                                        --------------------------------

                                  Address:   767 Fifth Avenue, 49th Floor
                                           ------------------------------
                                             New York, NY 10153
                                  ---------------------------------------


             Signature Page to the Common Stock Purchase Agreement

                                    MAVERON EQUITY PARTNERS, L.P.,
                                    a Delaware Limited Partnership

                                    By: MAVERON GENERAL PARTNERS LLC,
                                        a Delaware Limited Liability Company

                                    By:      /s/ Dan Levitan
                                       -----------------------------------------
                                    Name:    Dan Levitan
                                         ---------------------------------------
                                    Title:   Manager
                                          --------------------------------------
                                    Address: 800 Fifty Avenue, Suite 4100,
                                            ------------------------------------
                                             Seattle, WA 98104
                                    --------------------------------------------


                                    AMAZON.COM, INC.

                                    By:      /s/ Mark Britto
                                       -----------------------------------------
                                    Name:    Mark Britto
                                         ---------------------------------------
                                    Title:   VP
                                          --------------------------------------

                                    Address: P.O. Box 81226
                                            ------------------------------------
                                             Seattle, WA 98108-1226
                                    --------------------------------------------


             Signature Page to the Common Stock Purchase Agreement

                                   SCHEDULE I

                                                                    Purchase
     Purchaser                                                     Commitment
     ---------                                                   --------------
     Integral Capital Partners IV, L.P. .......................  $10,620,700.75
     Integral Capital Partners IV MS Side Fund, L.P. ..........  $    50,165.00
     Integral Capital Partners V, L.P. ........................  $ 4,278,067.25
     Integral Capital Partners V Side Fund, L.P. ..............  $    51,068.57
     Hearst Communications, Inc. ..............................  $ 5,000,000.00
     Baron Asset Fund, on behalf of the Baron iOpportunity Fund series...................................................  $ 2,000,000.00
     Baron Asset Fund, on behalf of the Baron Growth Fund
      series...................................................  $11,000,000.00
     Baron Capital Funds Trust, on behalf of the Baron Capital
      Asset Fund Series........................................  $ 2,000,000.00
     Maveron Equity Partners, L.P. ............................  $ 2,000,000.00
     Amazon.com, Inc. .........................................  $ 3,000,000.00
                                                                 --------------
       Total...................................................  $40,000,001.57
                                                                 ==============

                                    EXHIBITS

 Exhibit A-- Amended and Restated Certificate of Incorporation of the Company
 Exhibit B-- Certificate of Designation of Series 1 Preferred Stock
 Exhibit C-- Matters to be covered in legal opinion of Simpson Thacher &
              Bartlett
 Exhibit D-- Persons that will sign Lockup Agreements (attached hereto)
 Exhibit E-- Persons that will sign Voting Agreements (attached hereto on page
              D-1)
 Exhibit F-- Form of Lockup Agreement
 Exhibit G-- Form of Voting Agreement
 Exhibit H-- Matters to be covered in opinion of General Counsel to the Company

                                   EXHIBIT D

                    PERSONS THAT WILL SIGN LOCKUP AGREEMENTS

Kleiner Perkins Caufield & Byers VIII, L.P.

KPCB Life Sciences Zaibatsu Fund II, L.P.

KPCB VIII Founders Fund, L.P.

Amazon.com, Inc. (except in respect of 1,066,667 shares of Common Stock)

Maveron Equity Partners, L.P.

Vulcan Ventures Incorporated

Rite Investments Corp.

General Nutrition Investment Company

Peter Neupert

Peter Neupert and Sheryl Neupert, Tenants in Common

Kal Raman

David Rostov (other than in respect of 40,000 shares)

David Rostov, as custodian

Judith H. McGarry (other than in respect of 40,000 shares)

Drugstore.com Foundation

L. John Doerr

                                                                    APPENDIX D-1

                   PERSONS TO DELIVER VOTING AGREEMENTS

Kleiner Perkins Caufield & Byers VIII, L.P.

KPCB Life Sciences Zaibatsu Fund II, L.P.

KPCB VIII Founders Fund, L.P.

Amazon.com, Inc.

Maveron Equity Partners, L.P.

Vulcan Ventures Incorporated

Rite Investments Corp.

General Nutrition Investment Company

Peter Neupert

Peter Neupert and Sheryl Neupert, Tenants in Common

Kal Raman

David Rostov

David Rostov, as custodian

Judith H. McGarry

Drugstore.com Foundation

Hearst Communications, Inc.

Integral Capital Partners IV, L.P.

Integral Capital Partners IV MS Side Fund, L.P.

Integral Capital Partners V, L.P.

Integral Capital Partners V Side Fund, L.P.

Baron Asset Fund, on behalf of the Baron iOpportunity Fund series

Baron Asset Fund, on behalf of the Baron Growth Fund series

Baron Capital Funds Trust

L. John Doerr

                                                              APPENDIX D-2

                           FORM OF VOTING AGREEMENT

                                                                  July 30, 2000

The Purchasers listed on Schedule I
(the "Purchasers") to the Stock Purchase
Agreement, dated as of July 30, 2000, among The Purchasers and drugstore.com, inc.
(the "Purchase Agreement")

The Purchasers listed on Schedule I
(the "Purchasers") to the Series A Preferred
Stock Purchase Agreement, dated as of July 30, 2000, among the Purchasers and drugstore.com, inc.
(the "Purchase Agreement")

Dear Sirs and Mesdames:

  The undersigned is a holder of common stock, par value $0.0001 per share (the "Common Stock"), of drugstore.com, inc. (the "Company").

  The undersigned hereby agrees that it shall vote all of its shares of Common Stock at the Stockholder Meeting (as defined in the Purchase Agreement) in favor of the conversion of the Company's Series A Preferred Stock, par value $0.0001 per share, into Common Stock as contemplated by the Purchase Agreement and in accordance with the provisions of the Certificate of Designations of the Series A Preferred Stock attached to the Purchase Agreement as Exhibit B.

  The obligations of the undersigned pursuant to this letter agreement shall terminate immediately upon the termination of the Purchase Agreement in accordance with its terms.

                                          Very truly yours,

                                          _____________________________________
                                          (Signature)
                                          Print Name:__________________________

                                          _____________________________________
                                          (Address)

                                                                   APPENDIX E-1

                           FORM OF LOCKUP AGREEMENT

                                                                  July 30, 2000

drugstore.com, inc.
13920 SE Eastgate Way, Suite 300
Bellevue, WA 98005

Dear Sirs and Mesdames:

  The undersigned understands that drugstore.com, inc., a Delaware corporation (the "Company") and the Purchasers listed on Schedule I thereto (the "Purchasers") have entered into a Stock Purchase Agreement, dated as of July 30, 2000 (the "Purchase Agreement") providing for the purchase (the "Purchase") by the Purchasers of shares (the "Shares") of Common Stock, $0.0001 par value per share, of the Company (the "Common Stock").

  To induce the Purchasers to enter into the Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Company, it will not, during the period commencing upon the date of this agreement and ending 180 days after the date of the effectiveness of the Registration Statement (as defined in the Purchase Agreement), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Purchase; (b) a bona fide gift or gifts to the undersigned's immediate family, provided that the donee or donees thereof agree in writing to be bound by the terms of this agreement; (c) a distribution to the limited partners or stockholders of the undersigned after the date of the Purchase Agreement, provided that the distributees thereof agree in writing to be bound by the terms of this agreement; (d) a transfer to any trust for the benefit of the undersigned or the undersigned's immediate family, provided that the trustee of the trust agrees in writing, on behalf of the trust, to be bound by the terms of this agreement or (e) a transfer to an affiliate of the undersigned, provided that such affiliate agrees in writing to be bound by the terms of this agreement. If the donor or transferor in (b), (c) or (d) above is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. As used herein, the term "immediate family" shall mean the undersigned's spouse or lineal descendants or ancestors. The obligations of the undersigned pursuant to this letter agreement shall terminate immediately upon the termination of the Purchase Agreement in accordance with its terms.

                                          Very truly yours,


                                          -------------------------------------
                                          (Signature)
                                          Print Name:
                                                      -------------------------


                                          -------------------------------------
                                          (Address)

                                                                   APPENDIX E-2

                               LOCKUP AGREEMENT

                                                                  July 30, 2000

drugstore.com, inc.
13920 SE Eastgate Way, Suite 300
Bellevue, WA 98005

Dear Sirs and Mesdames:

  The undersigned understands that drugstore.com, inc., a Delaware corporation (the "Company") and the Purchasers listed on Schedule I thereto (the "Purchasers") have entered into a Stock Purchase Agreement, dated as of July 30, 2000 (the "Purchase Agreement") providing for the purchase (the "Purchase") by the Purchasers of shares (the "Shares") of Common Stock, $0.0001 par value per share, of the Company (the "Common Stock").

  To induce the Purchasers to enter into the Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Company, it will not, during the period commencing upon the date of this agreement and ending 180 days after the date of the effectiveness of the Registration Statement (as defined in the Purchase Agreement), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Purchase; (b) a bona fide gift or gifts to the undersigned's immediate family, provided that the donee or donees thereof agree in writing to be bound by the terms of this agreement; (c) a distribution to the limited partners or stockholders of the undersigned after the date of the Purchase Agreement, provided that the distributees thereof agree in writing to be bound by the terms of this agreement; (d) a transfer to any trust for the benefit of the undersigned or the undersigned's immediate family, provided that the trustee of the trust agrees in writing, on behalf of the trust, to be bound by the terms of this agreement; (e) a transfer to an affiliate of the undersigned, provided that such affiliate agrees in writing to be bound by the terms of this agreement or (f) the transfer of an aggregate of 1,066,667 shares of Common Stock owned by the undersigned. If the donor or transferor in
(b), (c) or (d) above is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. As used herein, the term "immediate family" shall mean the undersigned's spouse or lineal descendants or ancestors. The obligations of the undersigned pursuant to this letter agreement shall terminate immediately upon the termination of the Purchase Agreement in accordance with its terms.

                                         Very truly yours,
                                           AMAZON.COM, INC

                                         /s/ Mark Britto
                                         ---------------------------------------
                                         (Signature)
                                         Print Name: Mark Britto, Vice President
                                                     ---------------------------

                                         P.O. Box 81226
                                         ---------------------------------------
                                         (Address)
                                         Seattle, WA 98108-1226

                                                                   APPENDIX E-3

                               LOCKUP AGREEMENT

                                                                  July 30, 2000

drugstore.com, inc.
13920 SE Eastgate Way, Suite 300
Bellevue, WA 98005

Dear Sirs and Mesdames:

  The undersigned understands that drugstore.com, inc., a Delaware corporation (the "Company") and the Purchasers listed on Schedule I thereto (the "Purchasers") have entered into a Stock Purchase Agreement, dated as of July 30, 2000 (the "Purchase Agreement") providing for the purchase (the "Purchase") by the Purchasers of shares (the "Shares") of Common Stock, $0.0001 par value per share, of the Company (the "Common Stock").

  To induce the Purchasers to enter into the Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Company, it will not, during the period commencing upon the date of this agreement and ending 180 days after the date of the effectiveness of the Registration Statement (as defined in the Purchase Agreement), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Purchase; (b) a bona fide gift or gifts to the undersigned's immediate family, provided that the donee or donees thereof agree in writing to be bound by the terms of this agreement; (c) a distribution to the limited partners or stockholders of the undersigned after the date of the Purchase Agreement, provided that the distributees thereof agree in writing to be bound by the terms of this agreement; (d) a transfer to any trust for the benefit of the undersigned or the undersigned's immediate family, provided that the trustee of the trust agrees in writing, on behalf of the trust, to be bound by the terms of this agreement; (e) a transfer to an affiliate of the undersigned, provided that such affiliate agrees in writing to be bound by the terms of this agreement; or (f) an aggregate of 40,000 shares held by the undersigned. If the donor or transferor in (b), (c) or (d) above is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. As used herein, the term "immediate family" shall mean the undersigned's spouse or lineal descendants or ancestors. The obligations of the undersigned pursuant to this letter agreement shall terminate immediately upon the termination of the Purchase Agreement in accordance with its terms.

                                          Very truly yours,

                                          /s/ David Rostov
                                          -------------------------------------
                                          (Signature)
                                          Print Name:   David Rostov
                                                      -------------------------

                                          4320 NE 44th St., Seattle, WA 98105
                                          -------------------------------------
                                          (Address)

                                                                   APPENDIX E-4

                               LOCKUP AGREEMENT

                                                                  July 30, 2000

drugstore.com, inc.
13920 SE Eastgate Way, Suite 300
Bellevue, WA 98005

Dear Sirs and Mesdames:

  The undersigned understands that drugstore.com, inc., a Delaware corporation (the "Company") and the Purchasers listed on Schedule I thereto (the "Purchasers") have entered into a Stock Purchase Agreement, dated as of July 30, 2000 (the "Purchase Agreement") providing for the purchase (the "Purchase") by the Purchasers of shares (the "Shares") of Common Stock, $0.0001 par value per share, of the Company (the "Common Stock").

  To induce the Purchasers to enter into the Purchase Agreement, the undersigned hereby agrees that, without the prior written consent of the Company, it will not, during the period commencing upon the date of this agreement and ending 180 days after the date of the effectiveness of the Registration Statement (as defined in the Purchase Agreement), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Purchase; (b) a bona fide gift or gifts to the undersigned's immediate family, provided that the donee or donees thereof agree in writing to be bound by the terms of this agreement; (c) a distribution to the limited partners or stockholders of the undersigned after the date of the Purchase Agreement, provided that the distributees thereof agree in writing to be bound by the terms of this agreement; (d) a transfer to any trust for the benefit of the undersigned or the undersigned's immediate family, provided that the trustee of the trust agrees in writing, on behalf of the trust, to be bound by the terms of this agreement; (e) a transfer to an affiliate of the undersigned, provided that such affiliate agrees in writing to be bound by the terms of this agreement; or (f) an aggregate of 40,000 shares held by the undersigned. If the donor or transferor in (b), (c) or (d) above is a reporting person subject to Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), any gifts or transfers made in accordance with this paragraph shall not require such person to, and such person shall not voluntarily, file a report of such transaction on Form 4 under the Exchange Act. As used herein, the term "immediate family" shall mean the undersigned's spouse or lineal descendants or ancestors. The obligations of the undersigned pursuant to this letter agreement shall terminate immediately upon the termination of the Purchase Agreement in accordance with its terms.

                                          Very truly yours,

                                          /s/ Judith McGarry
                                          -------------------------------------
                                          (Signature)
                                          Print Name:   Judith McGarry
                                                      -------------------------


                                          -------------------------------------
                                          (Address)

                                     PROXY

                              drugstore.com, inc.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              DRUGSTORE.COM, INC.


     The undersigned stockholder of drugstore.com, inc., a Delaware corporation, hereby appoints Peter M. Neupert and David E. Rostov as proxies for the undersigned, with full power of substitution, to attend the special meeting of stockholders of drugstore.com, inc. to be held on Friday, November 10, 2000 at 3:00 PM Pacific Time, at the Bellevue Club, Olympic Room C, 11200 Southeast 6th Street, Bellevue, Washington 98004, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

     Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the proposals.


     The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement.


SEE REVERSE SIDE                                                SEE REVERSE SIDE

           ---------------------------------------------------------

                             FOLD AND DETACH HERE

________________________________________________________________________________


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE PROPOSAL AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJUSTMENT(S) OR POSTPONEMENT(S) THEREOF.

Please mark votes as     [X]
in this example.

           The board of directors recommends a vote FOR the Proposal.

Proposal to approve the conversion by holders of outstanding shares of our Series 1 preferred stock, par value $.0001 per share, into shares of our common stock, par value $.0001 per share.

                     FOR           AGAINST          ABSTAIN
                     [_]             [_]              [_]


                                           MARK HERE IF YOU PLAN TO
                                              ATTEND THE MEETING        [_]

                                            MARK HERE FOR ADDRESS
                                            CHANGE AND NOTE BELOW       [_]

             PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY
                           IN THE ENCLOSED ENVELOPE.


Signature: ______________________________________    Date: _____________________

Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please sign name and title.


           ---------------------------------------------------------

                             FOLD AND DETACH HERE